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FEDERATED HIGH YIELD TRUST
PROSPECTUS

A no-load, open-end, diversified management investment company (a mutual fund) that seeks high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities.

THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.

This prospectus contains the information you should read and know before you invest in Federated High Yield Trust (the "Trust"). Keep this prospectus for future reference.


The Trust may invest primarily in lower rated bonds, commonly referred to as "junk bonds." Investments of this type are subject to a greater risk of loss of principal and interest than investments in higher rated securities. Purchasers should carefully assess the risks associated with an investment in this Trust.


The Trust's investment adviser will endeavor to limit these risks through diversifying the portfolio and through careful credit analysis of individual issuers.
The Trust has also filed a Statement of Additional Information dated April 30, 1997, with the Securities and Exchange Commission (the "SEC"). The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information or a paper copy of this prospectus, if you have received your prospectus electronically, free of charge by calling 1-800-341-7400. To obtain other information or to make inquiries about the Trust, contact the Trust at the address listed in the back of this prospectus. The Statement of Additional Information, material incorporated by reference into this document, and other information regarding the Trust is maintained electronically with the SEC at Internet Web site (http://www.sec.gov).



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



Prospectus dated April 30, 1997



TABLE OF CONTENTS
--------------------------------------------------------------------------------

SUMMARY OF TRUST EXPENSES                                                      1
------------------------------------------------------

FINANCIAL HIGHLIGHTS                                                           2
------------------------------------------------------

GENERAL INFORMATION                                                            3
------------------------------------------------------

INVESTMENT INFORMATION                                                         3
------------------------------------------------------

  Investment Objective                                                         3
  Investment Policies                                                          3
  Investment Risks                                                             5
  Investment Limitations                                                       7

TRUST INFORMATION                                                              8
------------------------------------------------------

  Management of the Trust                                                      8
  Distribution of Trust Shares                                                 9
  Administration of the Trust                                                 10

NET ASSET VALUE                                                               10
------------------------------------------------------

INVESTING IN THE TRUST                                                        10
------------------------------------------------------

  Share Purchases                                                             10
  Minimum Investment Required                                                 11
  What Shares Cost                                                            11
  Certificates and Confirmations                                              11
  Dividends                                                                   11
  Capital Gains                                                               11
  Retirement Plans                                                            12
REDEEMING SHARES                                                              12
------------------------------------------------------

  Telephone Redemption                                                        12
  Written Requests                                                            12
  Accounts with Low Balances                                                  13

SHAREHOLDER INFORMATION                                                       13
------------------------------------------------------

  Voting Rights                                                               13

TAX INFORMATION                                                               13
------------------------------------------------------

  Federal Income Tax                                                          13
  State and Local Taxes                                                       14

PERFORMANCE INFORMATION                                                       14
------------------------------------------------------

FINANCIAL STATEMENTS                                                          15
------------------------------------------------------

REPORT OF ERNST & YOUNG LLP,
  INDEPENDENT AUDITORS                                                        38
------------------------------------------------------

APPENDIX                                                                      39
------------------------------------------------------

ADDRESSES                                                                     41
------------------------------------------------------




SUMMARY OF TRUST EXPENSES
--------------------------------------------------------------------------------

                               SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price).........   None
Maximum Sales Charge Imposed on Reinvested Dividends (as a percentage of offering
  price)..............................................................................   None
Contingent Deferred Sales Charge (as a percentage of original purchase price or
  redemption proceeds, as applicable).................................................   None
Redemption Fee (as a percentage of amount redeemed, if applicable)....................   None
Exchange Fee..........................................................................   None

                                   ANNUAL OPERATING EXPENSES
                            (As a percentage of average net assets)
Management Fee (after waiver)(1)......................................................   0.52%
12b-1 Fee.............................................................................   None
Total Other Expenses..................................................................   0.36%
       Shareholder Services Fee (after waiver)(2)............................   0.20%
     Total Operating Expenses(3)......................................................   0.88%


(1) The management fee has been reduced to reflect the voluntary waiver of a portion of the management fee. The adviser can terminate this voluntary waiver at any time at its sole discretion. The maximum management fee is 0.75%.

(2) The shareholder services fee has been reduced to reflect the voluntary waiver of a portion of the shareholder services fee. The shareholder service provider can terminate this voluntary waiver at any time at its sole discretion. The maximum shareholder services fee is 0.25%.

(3) The total operating expenses would have been 1.16% absent the voluntary waivers of portions of the management fee and the shareholder services fee.

     The purpose of this table is to assist an investor in understanding the various costs and expenses that a shareholder of the Trust will bear, either directly or indirectly. For more complete descriptions of the various costs and expenses, see "Trust Information" and "Investing in the Trust." Wire-transferred redemptions of less than $5,000 may be subject to additional fees.

                        EXAMPLE                            1 year    3 years    5 years    10 years
--------------------------------------------------------   -------   --------   --------   ---------
You would pay the following expenses on a $1,000
  investment, assuming (1) 5% annual return and
  (2) redemption at the end of each time period.........     $9        $28        $49        $108


     THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.




FEDERATED HIGH YIELD TRUST
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

Reference is made to the Report of Ernst & Young LLP, Independent Auditors, on page 38.

                                                               YEAR ENDED FEBRUARY 28 OR 29,
                              ------------------------------------------------------------------------------------------------
                               1997      1996      1995      1994      1993      1992      1991      1990      1989      1988
                              ------    ------    ------    ------    ------    ------    ------    ------    ------    ------
NET ASSET VALUE, BEGINNING
OF PERIOD                     $ 9.09    $ 8.57    $ 9.48    $ 9.10    $ 8.91    $ 6.99    $ 8.02    $ 9.96    $10.21    $11.25
---------------------------
INCOME FROM INVESTMENT
OPERATIONS
---------------------------
  Net investment income         0.85      0.85      0.84      0.84      0.93      1.03      1.04      1.30      1.30      1.26
---------------------------
  Net realized and
  unrealized gain (loss) on
  investments                   0.33      0.51     (0.90)     0.40      0.19      1.90     (0.92)    (1.96)    (0.25)    (0.98)
---------------------------    -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
  Total from investment
  operations                    1.18      1.36     (0.06)     1.24      1.12      2.93      0.12     (0.66)     1.05      0.28
---------------------------
LESS DISTRIBUTIONS
---------------------------
  Distributions from net
  investment income            (0.85)    (0.84)    (0.84)    (0.86)    (0.93)    (1.01)    (1.06)    (1.28)    (1.30)    (1.26)
---------------------------
  Distributions in excess
  of net investment
  income(a)                    (0.01)       --     (0.01)       --        --        --     (0.09)       --        --        --
---------------------------
  Distributions from net
  realized gain on
  investment transactions         --        --        --        --        --        --        --        --        --     (0.06)
---------------------------    -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
  Total distributions          (0.86)    (0.84)    (0.85)    (0.86)    (0.93)    (1.01)    (1.15)    (1.28)    (1.30)    (1.32)
---------------------------    -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
NET ASSET VALUE, END OF
PERIOD                        $ 9.41    $ 9.09    $ 8.57    $ 9.48    $ 9.10    $ 8.91    $ 6.99    $ 8.02    $ 9.96    $10.21
---------------------------    -----     -----     -----     -----     -----     -----     -----     -----     -----     -----
TOTAL RETURN(B)                13.74%    16.47%    (0.32)%   14.16%    13.28%    44.15%     3.12%    (7.50)%   10.92%     3.08%
---------------------------
RATIOS TO AVERAGE NET
ASSETS
---------------------------
  Expenses                      0.88%     0.88%     0.85%     0.83%     0.77%     0.76%     0.78%     0.76%     0.75%     0.75%
---------------------------
  Net investment income         9.45%     9.53%     9.70%     9.17%    10.54%    12.73%    14.82%    13.87%    12.89%    12.25%
---------------------------
  Expense waiver/
  reimbursement(c)              0.28%     0.30%     0.22%     0.13%     0.22%     0.33%     0.49%     0.33%     0.32%     0.24%
---------------------------
SUPPLEMENTAL DATA
---------------------------
  Net assets, end of period
  (000 omitted)               $938,363  $673,779  $464,604  $432,045  $354,383  $222,937  $103,647  $134,242  $235,208  $246,745
---------------------------
  Portfolio turnover              81%       87%       99%      112%       93%       61%       31%       24%       51%       73%
---------------------------


(a) Distributions in excess of net investment income for the periods ended February 28, 1997, 1995 and 1991 were a result of certain book and tax timing differences. These distributions did not represent a return of capital for federal income tax purposes.

(b) Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

(See Notes which are an integral part of the Financial Statements)

Further information about the Trust's performance is contained in the Trust's annual report for the fiscal year ended February 28, 1997, which can be obtained free of charge.


                                        2

GENERAL INFORMATION
--------------------------------------------------------------------------------


The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 17, 1984. The Trust is designed primarily for assets held by bank customers or by banks in a fiduciary, advisory, agency, custodial (including Individual Retirement Accounts ("IRAs")), or similar capacity. It is also designed for funds held by other institutions such as corporations, trusts, brokers, investment counselors, pension and profit-sharing plans, and insurance companies. A minimum initial investment of $25,000 over a 90-day period is required.


Trust shares are currently sold and redeemed at net asset value without a sales charge imposed by the Trust.

INVESTMENT INFORMATION
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE

The investment objective of the Trust is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. While there is no assurance that the Trust will achieve its investment objective, it endeavors to do so by following the investment policies described in this prospectus. The investment objective stated above and the investment policies and limitations described below cannot be changed without approval of shareholders.

INVESTMENT POLICIES

ACCEPTABLE INVESTMENTS. The Trust will invest primarily in fixed income securities. These securities are expected to be lower-rated corporate debt obligations. Permitted investments currently include, but are not limited to, the following:


     - corporate debt obligations having fixed or floating rates of interest and which are rated BBB or lower by nationally recognized statistical rating organizations ("NRSROs");


     - commercial paper;

     - obligations of the United States;


     - notes, bonds, and discount notes of U.S. government agencies or instrumentalities;


     - time and savings deposits (including certificates of deposit) in commercial or savings banks whose deposits are insured by the Bank Insurance Fund ("BIF") or the Savings Association Insurance Fund ("SAIF"), including certificates of deposit issued by and other time deposits in foreign branches of BIF-insured banks;


     - bankers' acceptances issued by a BIF-insured bank, or issued by the bank's Edge Act subsidiary and guaranteed by the bank, with remaining maturities of nine months or less. The total acceptances of any bank held by the Trust cannot exceed 0.25% of such bank's total deposits according to the bank's last published statement of condition preceding the date of the acceptance;


     - general obligations of any state, territory, or possession of the United States, or their political subdivisions, so long as they are either (1) rated in one of the four highest grades by NRSROs or


       (2) issued by a public housing agency and backed by the full faith and credit of the United States;

     - preferred stock; and
     - equity securities.


The corporate debt obligations in which the Trust may invest are generally rated BBB or lower by Standard & Poor's Ratings Group ("S&P") or Baa or lower by Moody's Investors Service, Inc. ("Moody's"), or are not rated but are determined by the Trust's investment adviser to be of comparable quality. (See "Investment Risks.") Certain fixed rate obligations in which the Trust invests may involve equity characteristics. The Trust may, for example, invest in unit offerings that combine fixed rate securities and common stock or common stock equivalents such as warrants, rights, and options.



In the aggregate, the Trust may invest up to 10% of the value of its total assets in equity securities (whether the equity securities are purchased in a unit offering or not). This policy may be changed by the Board of Trustees (the "Trustees") without the approval of shareholders. Shareholders will be notified before any material change in this policy becomes effective.


RESTRICTED SECURITIES. The Trust may acquire securities which are subject to legal or contractual delays, restrictions, and costs on resale. Because of time limitations, the Trust might not be able to dispose of these securities at reasonable prices or at times advantageous to the Trust.


As a matter of investment practice, which can be changed without shareholder approval, the Trust will not invest more than 15% of its net assets in illiquid securities, which include certain private placements not determined to be liquid under criteria established by the Trustees and repurchase agreements providing for settlement in more than seven days after notice.


WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Trust may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Trust purchases securities with payment and delivery scheduled for a future time. The seller's failure to complete these transactions may cause the Trust to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices.


TEMPORARY INVESTMENTS. The Trust may also invest temporarily in cash and cash items during times of unusual market conditions for defensive purposes and to maintain liquidity. Cash items may include, but are not limited to, obligations such as:

     - certificates of deposit;

     - commercial paper (generally lower-rated);

     - short-term notes;

     - obligations issued or guaranteed as to principal and interest by the U.S. government or any of its agencies or instrumentalities; and

     - repurchase agreements.

REPURCHASE AGREEMENTS. Certain securities in which the Trust invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Trust and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Trust, the Trust could receive less than the repurchase price on any sale of such securities.

PUT AND CALL OPTIONS. The Trust may purchase put options on portfolio securities. The Trust may also write call options on securities either held in its portfolio or which it has the right to obtain without payment of further consideration or for which it has segregated cash in the amount of any additional consideration. The call options which the Trust writes must be listed on a recognized options exchange. Purchases of puts or sales of calls by the Trust are intended to protect against price movements in particular securities in the Trust's portfolio. Sales of calls also generate income for the Trust. The Trust also reserves the right to hedge the portfolio by buying financial futures and put options on financial futures.

     RISKS. Prior to exercise or expiration, an option position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options which may or may not exist for any particular call or put option at any specific time. The absence of a liquid secondary market also may limit the Trust's ability to dispose of the securities underlying an option. The inability to close options also could have an adverse impact on the Trust's ability to effectively hedge its portfolio.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Trust may lend its portfolio securities on a short-term or long-term basis to broker/dealers, banks, or other institutional borrowers of securities. The Trust will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Trust's investment adviser has determined are creditworthy under guidelines established by the Trustees and will receive collateral equal to at least 100% of the value of the securities loaned.

There is the risk that when the Trust lends portfolio securities, the securities may not be available to the Trust on a timely basis and the Trust may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

PORTFOLIO TURNOVER. While the Trust does not intend to do substantial short-term trading, from time to time it may sell portfolio securities without considering how long they have been held. The Trust would do this:

     - to take advantage of short-term differentials in yields or market values;

     - to take advantage of new investment opportunities;

     - to respond to changes in the creditworthiness of an issuer; or

     - to try to preserve gains or limit losses.

Any such trading would increase the Trust's portfolio turnover rate and its transaction costs. However, the Trust will not attempt to set or meet an arbitrary turnover rate since turnover is incidental to transactions considered necessary to achieve the Trust's investment objective.

INVESTMENT RISKS

The prices of fixed income securities fluctuate inversely to the direction of interest rates.


The corporate debt obligations in which the Trust invests are usually not in the three highest rating categories of an NRSRO (AAA, AA, or A for S&P and Aaa, Aa, or A for Moody's) but are in the lower rating categories or are unrated but are of comparable quality and are regarded as predominantly speculative. Lower-rated or unrated bonds are commonly referred to as "junk bonds." There is no minimal acceptable rating for a security to be purchased or held in the Trust's portfolio, and the Trust may, from time to time, purchase or hold securities rated in the lowest rating category. A description of the rating categories is contained in the Appendix to this prospectus.


Lower-rated securities will usually offer higher yields than higher-rated securities. However, there is more risk associated with these investments. This is because of reduced creditworthiness and increased risk of default. Lower-rated securities generally tend to reflect short-term corporate and market developments to a greater extent than higher-rated securities which react primarily to fluctuations in the general level of interest rates. Short-term corporate and market developments affecting the price or liquidity of lower-rated securities could include adverse news affecting major issuers, underwriters, or dealers of lower-rated corporate debt obligations. In addition, since there are fewer investors in lower-rated securities, it may be harder to sell the securities at an optimum time.

As a result of these factors, lower-rated securities tend to have more price volatility and carry more risk to principal and income than higher-rated securities.

An economic downturn may adversely affect the value of some lower-rated bonds. Such a downturn may especially affect highly leveraged companies or companies in cyclically sensitive industries, where deterioration in a company's cash flow may impair its ability to meet its obligation to pay principal and interest to bondholders in a timely fashion. From time to time, as a result of changing conditions, issuers of lower-rated bonds may seek or may be required to restructure the terms and conditions of the securities they have issued. As a result of these restructurings, holders of lower-rated securities may receive less principal and interest than they had bargained for at the time such bonds were purchased. In the event of a restructuring, the Trust may bear additional legal or administrative expenses in order to maximize recovery from an issuer.

The secondary trading market for lower-rated bonds is generally less liquid than the secondary trading market for higher-rated bonds. Adverse publicity and the perception of investors relating to issuers, underwriters, dealers or underlying business conditions, whether or not warranted by fundamental analysis, may affect the price or liquidity of lower-rated bonds. On occasion, therefore, it may become difficult to price or dispose of a particular security in the portfolio.

The Trust may, from time to time, own zero coupon bonds or pay-in-kind securities. A zero coupon bond makes no periodic interest payments and the entire obligation becomes due only upon maturity. Pay-in-kind securities make periodic payments in the form of additional securities (as opposed to cash). The price of zero coupon bonds and pay-in-kind securities are generally more sensitive to fluctuations in interest rates than are conventional bonds. Additionally, federal tax law requires that interest on zero coupon bonds and pay-in-kind securities be reported as income to the Trust even though the Trust receives no cash interest until the maturity or payment date of such securities.

Many corporate debt obligations, including many lower-rated bonds, permit the issuers to call the security and thereby redeem their obligations earlier than the stated maturity dates. Issuers are more likely to call bonds during periods of declining interest rates. In these cases, if the Trust owns a bond which is called, the Trust will receive its return of principal earlier than expected and would likely be required to reinvest the proceeds at lower interest rates, thus reducing income to the Trust.
The table below shows the weighted average of the ratings of the bonds in the Trust's portfolio during the Trust's fiscal year ended February 28, 1997. The credit rating categories are those provided by S&P, which is an NRSRO. The percentages in the column titled "Rated" reflect the percentage of bonds in the portfolio which received a rating from at least one NRSRO. The percentages in the column titled "Not Rated" reflect the percentage of bonds in the portfolio which are not rated but which the Trust's investment adviser has judged to be comparable in quality to the corresponding rated bonds.

                                                            AS A PERCENTAGE OF TOTAL
                                                         MARKET VALUE OF BOND HOLDINGS
                                                         ------------------------------
                                                                      NOT
                        CREDIT RATING                    RATED       RATED       TOTAL
        ----------------------------------------------   -----       -----       ------
        BB & BBB                                         16.84%      0.00%        16.84%
        ----------------------------------------------
        B                                                73.55       5.74         79.29
        ----------------------------------------------
        CCC                                              3.57        0.00          3.57
        ----------------------------------------------
        D                                                0.30        0.00          0.30
        ----------------------------------------------   -----       -----       ------
                                                         94.26%      5.74%       100.00%
                                                         -----       -----       ------



REDUCING RISKS OF LOWER-RATED SECURITIES. The Trust's investment adviser believes that the risks of investing in lower-rated securities can be reduced. The professional portfolio management techniques used by the Trust to attempt to reduce these risks include:


     CREDIT RESEARCH. The Trust's investment adviser will perform its own credit analysis in addition to using NRSROs and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Trust's investment adviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage and earnings. In evaluating an issuer, the Trust's investment adviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.


     DIVERSIFICATION. The Trust invests in securities of many different issuers, industries, and economic sectors to reduce portfolio risk.

     ECONOMIC ANALYSIS. The Trust's investment adviser will analyze current developments and trends in the economy and in the financial markets. When investing in lower-rated securities, timing and selection are critical, and analysis of the business cycle can be important.

INVESTMENT LIMITATIONS

The Trust will not:
     - borrow money directly or through reverse repurchase agreements (arrangements in which the Trust sells a portfolio instrument for a percentage of its cash value with an agreement to buy it back on a set date) except, under certain circumstances, the Trust may borrow up to one-third of the value of its net assets; or

     - sell securities short except, under strict limitations, the Trust may maintain open short positions so long as not more than 10% of the value of its net assets is held as collateral for those positions.

The above investment limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material changes in these limitations become effective. The Trust will not:

     - invest more than 5% of the value of its total assets in securities of one issuer (except cash and cash items, repurchase agreements, and U.S. government obligations) or acquire more than 10% of any class of voting securities of any one issuer; or

     - invest more than 10% of the value of its total assets in foreign securities which are not publicly traded in the United States.

TRUST INFORMATION
--------------------------------------------------------------------------------

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES. The Trust is managed by a Board of Trustees. The Trustees are responsible for managing the Trust's business affairs and for exercising all the Trust's powers except those reserved for the shareholders. The Executive Committee of the Board of Trustees handles the Board's responsibilities between meetings of the Board.


INVESTMENT ADVISER. Investment decisions for the Trust are made by Federated Management, the Trust's investment adviser (the "Adviser"), subject to direction by the Trustees. The Adviser continually conducts investment research and supervision for the Trust and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Trust.



     ADVISORY FEES. The Trust's Adviser receives an annual investment advisory fee equal to .75% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive a portion of its fee or reimburse the Trust for certain operating expenses. This does not include reimbursement to the Trust of any expenses incurred by shareholders who use the transfer agent's subaccounting facilities. The Adviser can terminate this voluntary reimbursement of expenses at any time in its sole discretion.


     ADVISER'S BACKGROUND. Federated Management, a Delaware business trust organized on April 11, 1989, is a registered investment adviser under the Investment Advisers Act of 1940. It is a subsidiary of Federated Investors. All of the Class A (voting) shares of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, Chairman and Trustee of Federated Investors, Mr. Donahue's wife, and Mr. Donahue's son, J. Christopher Donahue, who is President and Trustee of Federated Investors.


     Federated Management and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over $110 billion invested across over 300 funds under management and/or administration by its subsidiaries, as of




     December 31, 1996, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 2,000 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,500 financial institutions nationwide.


     Mark E. Durbiano has been the Trust's portfolio manager since 1984. Mr. Durbiano joined Federated Investors in 1982 and has been a Senior Vice President of the Trust's investment adviser since January 1996. From 1988 through 1995, Mr. Durbiano was a Vice President of the Trust's investment adviser. Mr. Durbiano is a Chartered Financial Analyst and received his M.B.A. in Finance from the University of Pittsburgh.


Both the Trust and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Trust and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Trust's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Trust; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Trustees, and could result in severe penalties.


DISTRIBUTION OF TRUST SHARES


Federated Securities Corp. is the principal distributor for shares of the Trust. It is a Pennsylvania corporation organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.



SHAREHOLDER SERVICES. The Trust has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Trust may make payments up to .25% of the average daily net asset value of its shares, computed at an annual rate, to obtain certain personal services for shareholders and to maintain shareholder accounts. From time to time and for such periods as deemed appropriate, the amount stated above may be reduced voluntarily. Under the Shareholder Services Agreement, Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedules of such fees and the basis upon which such fees will be paid will be determined from time to time by the Trust and Federated Shareholder Services.



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. In addition to payments made pursuant to the Shareholder Services Agreement, Federated Securities Corp. and Federated Shareholder Services, from their own assets, may pay financial institutions supplemental fees for the performance of substantial sales services, distribution-related support services, or shareholder services. The support may include sponsoring sales, educational and training seminars for their employees, providing sales literature, and engineering computer software programs that emphasize the attributes of the Trust. Such assistance will be predicated upon the amount of shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial institution. Any payments made by the distributor may be reimbursed by the Trust's Adviser or its affiliates.



ADMINISTRATION OF THE TRUST


Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Trust. Federated Services Company provides these at an annual rate which relates to the average aggregate daily net assets of all funds for which affiliates of Federated Investors serve as investment adviser and principal underwriter (the "Federated Funds") as specified below:

     MAXIMUM                  AVERAGE AGGREGATE DAILY
ADMINISTRATIVE FEE       NET ASSETS OF THE FEDERATED FUNDS
------------------      ------------------------------------
      0.15%                  on the first $250 million
      0.125%                  on the next $250 million
      0.10%                   on the next $250 million
      0.075%            on assets in excess of $750 million



The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares. Federated Services Company may choose voluntarily to waive a portion of its fee.

NET ASSET VALUE
--------------------------------------------------------------------------------

The Trust's net asset value per share fluctuates. It is determined by dividing the sum of the market value of all securities and other assets, less liabilities, by the number of shares outstanding.

INVESTING IN THE TRUST
--------------------------------------------------------------------------------

SHARE PURCHASES

Trust shares are sold on days on which the New York Stock Exchange is open. Shares may be purchased either by wire or mail.

To purchase shares of the Trust, open an account by calling Federated Securities Corp. Information needed to establish the account will be taken over the telephone. The Trust reserves the right to reject any purchase request.

BY WIRE. To purchase shares of the Trust by Federal Reserve wire, call the Trust before 4:00 p.m. (Eastern time) to place an order. The order is considered received immediately. Payment by federal funds must be received before 3:00 p.m. (Eastern time) on the next business day following the order. Federal funds should be wired as follows: Federated Shareholder Services Company, c/o State Street Bank and Trust Company, Boston, Massachusetts; Attention: EDGEWIRE; For Credit to: Federated High Yield Trust; Trust Number (this number can be found on the account statement or by contacting the Trust); Group Number or Order Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.



BY MAIL. To purchase shares of the Trust by mail, send a check made payable to Federated High Yield Trust to Federated Shareholder Services Company, c/o State Street Bank and Trust Company, P.O. Box 8600, Boston, Massachusetts 02266-8600. Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company, into federal funds. This is normally the next business day after State Street Bank receives the check.


MINIMUM INVESTMENT REQUIRED


The minimum initial investment in the Trust is $25,000 plus any financial intermediary's fee, if applicable. However, an account may be opened with a smaller amount as long as the $25,000 minimum is reached within 90 days. An institutional investor's minimum investment will be calculated by combining all accounts it maintains with the Trust. Accounts established through a financial intermediary may be subject to a smaller minimum investment.


WHAT SHARES COST


Trust shares are sold at their net asset value next determined after an order is received. There is no sales charge imposed by the Trust. Investors who purchase Trust shares through a financial intermediary may be charged a service fee by that financial intermediary.


The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Trust's portfolio securities that its net asset value might be materially affected; (ii) days during which no shares are tendered for redemption and no orders to purchase shares are received; or (iii) the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Trust, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested by contacting the Trust.

Detailed confirmations of each purchase or redemption are sent to each shareholder. Monthly confirmations are sent to report dividends paid during the month.

DIVIDENDS

Dividends are declared daily and paid monthly. Dividends are declared just prior to determining net asset value. If an order for shares is placed on the preceding business day, shares purchased by wire begin earning dividends on the business day that wire payment is received by the transfer agent. If the order for shares and payment by wire are received on the same day, shares begin earning dividends on the next business day. Shares purchased by check begin earning dividends on the business day after the check is converted, upon instruction of the transfer agent, into federal funds. Dividends are automatically reinvested on payment dates in additional shares of the Trust unless cash payments are requested by contacting the Trust.

CAPITAL GAINS

Capital gains realized by the Trust, if any, will be distributed at least once every 12 months.


RETIREMENT PLANS

Shares of the Trust can be purchased as an investment for retirement plans or for IRA accounts. For further details, contact Federated Securities Corp. and consult a tax adviser.

REDEEMING SHARES
--------------------------------------------------------------------------------


The Trust redeems shares at their net asset value next determined after the Trust receives the redemption request. Investors who redeem shares through a financial intermediary may be charged a service fee by that financial intermediary. Redemptions will be made on days on which the Trust computes its net asset value. Redemption requests must be received in proper form and can be made by telephone or in writing. Redemption proceeds will normally be sent the following day. However, in order to protect shareholders of the Trust from possible detrimental effects of redemptions, the Adviser may cause a delay of two to seven days in sending redemption proceeds during certain periods of market volatility or for certain shareholders. Dividends are paid up to the day redemption proceeds are sent.


TELEPHONE REDEMPTION


Shareholders may redeem their shares by telephoning the Trust before 4:00 p.m. (Eastern time). All proceeds will be wired to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement. If, at any time, the Trust shall determine it necessary to terminate or modify this method of redemption, shareholders would be promptly notified.


An authorization form permitting the transfer agent to accept telephone requests must first be completed. Authorization forms and information on this service are available from Federated Securities Corp.

Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Trust, it may be liable for losses due to unauthorized or fraudulent telephone instructions.

In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Written Requests," should be considered.

WRITTEN REQUESTS

Shares may be redeemed in any amount by mailing a written request to: Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.
The written request should state: the Trust name; the account name as registered with the Trust; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of the account must sign the request exactly as the shares are registered. Redemption proceeds will be sent by check.



Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Trust or a redemption payable other than to the shareholder of record must have their signatures guaranteed by a commercial or savings bank, trust company or savings association whose deposits are insured by an organization which is administered by the Federal Deposit Insurance Corporation; a member firm of a domestic stock exchange; or any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934. The Trust does not accept signatures guaranteed by a notary public.


ACCOUNTS WITH LOW BALANCES

Due to the high cost of maintaining accounts with low balances, the Trust may redeem shares in any account and pay the proceeds to the shareholder if the account balance falls below a required minimum value of $25,000. This requirement does not apply, however, if the balance falls below $25,000 because of changes in the Trust's net asset value.

Before shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional shares to meet the minimum requirement.

SHAREHOLDER INFORMATION
--------------------------------------------------------------------------------

VOTING RIGHTS


Each share of the Trust gives the shareholder one vote in Trustee elections and other matters submitted to shareholders for vote. As of April 2, 1997, Charles Schwab & Co., Inc., San Francisco, California, acting in various capacities for numerous accounts, was the owner of record of approximately 42,193,372 shares (48.17%) of the Trust, and therefore, may, for certain purposes, be deemed to control the Trust and be able to affect the outcome of certain matters presented for a vote of shareholders.


As a Massachusetts business trust, the Trust is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain changes in the Trust's operation and for the election of Trustees under certain circumstances.

Trustees may be removed by the Trustees or by shareholders at a special meeting. A special meeting of shareholders shall be called by the Trustees upon the written request of shareholders owning at least 10% of the Trust's outstanding shares.

TAX INFORMATION
--------------------------------------------------------------------------------

FEDERAL INCOME TAX

The Trust will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.


Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions received. This applies whether dividends and distributions are received in cash or as additional shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed.

STATE AND LOCAL TAXES

In the opinion of Houston, Houston & Donnelly, counsel to the Trust, Trust shares may be subject to personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania to the extent that the portfolio securities in the Trust would be subject to such taxes if owned directly by residents of those jurisdictions.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION
--------------------------------------------------------------------------------

From time to time, the Trust advertises its total return and yield.

Total return represents the change, over a specified period of time, in the value of an investment in the Trust after reinvesting all income and capital gain distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of the Trust is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by the Trust over a thirty-day period by the maximum offering price per share of the Trust on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by the Trust and, therefore, may not correlate to the dividends or other distributions paid to shareholders.

Trust shares are sold without any sales charge or other similar non-recurring charges.

From time to time, advertisements for the Trust may refer to ratings, rankings, and other information in certain financial publications and/or compare the Trust's performance to certain indices.



FEDERATED HIGH YIELD TRUST
PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
CORPORATE BONDS--91.5%
----------------------------------------------------------------------------------
                     AEROSPACE & DEFENSE--0.7%
                     -------------------------------------------------------------
$ 4,925,000          Tracor, Inc., Sr. Sub. Note, 10.875%, 8/15/2001                 $  5,257,438
                     -------------------------------------------------------------
  1,325,000      (a) Tracor, Inc., Sr. Sub. Note, 8.50%, 3/1/2007                       1,331,625
                     -------------------------------------------------------------   ------------
                     Total                                                              6,589,063
                     -------------------------------------------------------------   ------------
                     AUTOMOTIVE--2.7%
                     -------------------------------------------------------------
  3,563,000          Aftermarket Technology Co., Sr. Sub. Note, 12.00%, 8/1/2004        4,017,282
                     -------------------------------------------------------------
    750,000          Aftermarket Technology Co., Sr. Sub. Note, Series D, 12.00%,
                     8/1/2004                                                             845,625
                     -------------------------------------------------------------
    750,000          Blue Bird Body Co., Sr. Sub. Note, 10.75%, 11/15/2006                806,250
                     -------------------------------------------------------------
  6,275,000          Collins & Aikman Products Co., Sr. Sub. Note, 11.50%,
                     4/15/2006                                                          7,075,062
                     -------------------------------------------------------------
  3,250,000          Exide Corp., Sr. Note, 10.00%, 4/15/2005                           3,412,500
                     -------------------------------------------------------------
  2,500,000          JPS Automotive Products Corp. , Sr. Note, 11.125%, 6/15/2001       2,756,250
                     -------------------------------------------------------------
  5,900,000          Lear Corp., Sub. Note, 9.50%, 7/15/2006                            6,335,125
                     -------------------------------------------------------------
    450,000          Lear Seating Corp., Sr. Sub. Note, 11.25%, 7/15/2000                 461,250
                     -------------------------------------------------------------   ------------
                     Total                                                             25,709,344
                     -------------------------------------------------------------   ------------
                     BANKING--1.4%
                     -------------------------------------------------------------
  5,750,000      (a) First Nationwide Escrow Corp., Sr. Sub. Note, 10.625%,
                     10/1/2003                                                          6,382,500
                     -------------------------------------------------------------
  5,825,000          First Nationwide Holdings, Inc., Sr. Note, 12.25%, 5/15/2001       6,669,625
                     -------------------------------------------------------------   ------------
                     Total                                                             13,052,125
                     -------------------------------------------------------------   ------------
                     BEVERAGE & TOBACCO--1.2%
                     -------------------------------------------------------------
  2,075,000      (a) Delta Beverage Group, Inc., Sr. Note, 9.75%, 12/15/2003            2,183,937
                     -------------------------------------------------------------
  3,950,000          Dimon, Inc., Sr. Note, 8.875%, 6/1/2006                            4,142,562
                     -------------------------------------------------------------
  5,100,000          Dr. Pepper Bottling Holdings Co., Sr. Disc. Note, 0/11.625%,
                     2/15/2003                                                          4,921,500
                     -------------------------------------------------------------   ------------
                     Total                                                             11,247,999
                     -------------------------------------------------------------   ------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
----------------------------------------------------------------------------------
                     BROADCAST RADIO & TV--6.4%
                     -------------------------------------------------------------
$ 2,700,000          Chancellor Radio Broadcasting Co., Sr. Sub. Note, 12.50%,
                     10/1/2004                                                       $  3,064,500
                     -------------------------------------------------------------
  5,000,000          Chancellor Radio Broadcasting Co., Sr. Sub. Note, 9.375%,
                     10/1/2004                                                          5,156,250
                     -------------------------------------------------------------
  2,000,000          Granite Broadcasting Corp., Sr. Sub. Deb., 12.75%, 9/1/2002        2,185,000
                     -------------------------------------------------------------
  8,750,000          Heritage Media Corp., Sr. Sub. Note, 8.75%, 2/15/2006              8,618,750
                     -------------------------------------------------------------
    825,000          Jacor Communications, Inc., Sr. Sub. Note, 9.75%, 12/15/2006         874,500
                     -------------------------------------------------------------
  3,500,000          Lamar Advertising Co., Sr. Sub. Note, 9.625%, 12/1/2006            3,675,000
                     -------------------------------------------------------------
  3,300,000          Pegasus Media, Note, 12.50%, 7/1/2005                              3,646,500
                     -------------------------------------------------------------
  5,000,000          SCI Television, Inc., Sr. Secd. Note, 11.00%, 6/30/2005            5,375,000
                     -------------------------------------------------------------
  6,900,000          SFX Broadcasting, Inc., Sr. Sub. Note, 10.75%, 5/15/2006           7,512,375
                     -------------------------------------------------------------
  5,550,000          Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 12/15/2003        5,799,750
                     -------------------------------------------------------------
  3,300,000          Sinclair Broadcast Group, Sr. Sub. Note, 10.00%, 9/30/2005         3,448,500
                     -------------------------------------------------------------
    750,000          Sullivan Broadcast Holdings Inc., Deb., 13.25%, 12/15/2006           733,125
                     -------------------------------------------------------------
  3,825,000          Sullivan Broadcast Holdings Inc., Sr. Sub. Note, 10.25%,
                     12/15/2005                                                         3,920,625
                     -------------------------------------------------------------
  1,500,000          Young Broadcasting, Inc., Sr. Sub. Note, 10.125%, 2/15/2005        1,582,500
                     -------------------------------------------------------------
  1,250,000          Young Broadcasting, Inc., Sr. Sub. Note, 11.75%, 11/15/2004        1,387,500
                     -------------------------------------------------------------
  3,000,000          Young Broadcasting, Inc., Sr. Sub. Note, 9.00%, 1/15/2006          2,985,000
                     -------------------------------------------------------------   ------------
                     Total                                                             59,964,875
                     -------------------------------------------------------------   ------------
                     BUILDING & DEVELOPMENT--0.1%
                     -------------------------------------------------------------
  1,000,000      (a) Building Materials Corp. of America, Sr. Note, 8.625%,
                     12/15/2006                                                         1,022,500
                     -------------------------------------------------------------   ------------
                     BUSINESS EQUIPMENT & SERVICES--2.5%
                     -------------------------------------------------------------
  3,725,000      (a) Electronic Retailing Systems International, Inc., Unit,
                     0/13.25%, 2/1/2004                                                 2,588,875
                     -------------------------------------------------------------
  6,000,000          Knoll Inc., Sr. Sub. Note, 10.875%, 3/15/2006                      6,660,000
                     -------------------------------------------------------------
  4,300,000          Monarch Acquisition Corp., Sr. Note, 12.50%, 7/1/2003              5,052,500
                     -------------------------------------------------------------
  2,675,000      (a) Outsourcing Solutions, Inc., Sr. Sub. Note, 11.00%, 11/1/2006      2,902,375
                     -------------------------------------------------------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
----------------------------------------------------------------------------------
                     BUSINESS EQUIPMENT & SERVICES--CONTINUED
                     -------------------------------------------------------------
$   901,300          San Jacinto Holdings, Inc., Sr. Sub. Deb., 12.00%, 12/31/2002   $    671,469
                     -------------------------------------------------------------
  5,225,000          United Stationers Supply Co., Sr. Sub. Note, 12.75%, 5/1/2005      5,943,438
                     -------------------------------------------------------------   ------------
                     Total                                                             23,818,657
                     -------------------------------------------------------------   ------------
                     CABLE TELEVISION--11.3%
                     -------------------------------------------------------------
  3,100,000      (a) Australis Holdings Limited, Unit, 0/15.00%, 11/1/2002              1,798,000
                     -------------------------------------------------------------
  3,950,000          Australis Media Limited, Unit, 0/14.00%, 5/15/2003                 2,310,750
                     -------------------------------------------------------------
  3,050,000          Bell Cablemedia PLC, Sr. Disc. Note, 0/11.875%, 9/15/2005          2,493,375
                     -------------------------------------------------------------
  1,325,000          Bell Cablemedia PLC, Sr. Disc. Note, 0/11.95%, 7/15/2004           1,166,000
                     -------------------------------------------------------------
  4,000,000          Cablevision Systems Corp., Sr. Sub. Deb., 9.875%, 2/15/2013        4,050,000
                     -------------------------------------------------------------
  1,250,000          Cablevision Systems Corp., Sr. Sub. Note, 10.50%, 5/15/2016        1,325,000
                     -------------------------------------------------------------
  2,875,000          Cablevision Systems Corp., Sr. Sub. Note, 9.25%, 11/1/2005         2,882,187
                     -------------------------------------------------------------
  4,300,000          Cablevision Systems Corp., Sr. Sub. Note, 9.875%, 5/15/2006        4,498,875
                     -------------------------------------------------------------
  2,000,000          Charter Communications Holdings, Inc., Sr. Disc. Note,
                     0/14.00%, 3/15/2007                                                1,322,500
                     -------------------------------------------------------------
  4,750,000          Charter Communications Southeast, L.P., Sr. Note, 11.25%,
                     3/15/2006                                                          5,130,000
                     -------------------------------------------------------------
  2,800,000          Comcast Corp., Sr. Sub. Deb., 9.375%, 5/15/2005                    2,947,000
                     -------------------------------------------------------------
 10,475,000          Comcast UK Cable, Deb., 0/11.20%, 11/15/2007                       7,515,812
                     -------------------------------------------------------------
  5,750,000      (a) Diamond Cable Communications PLC, Sr. Disc. Note, 0/10.75%,
                     2/15/2007                                                          3,464,375
                     -------------------------------------------------------------
  2,000,000          Diamond Cable Communications PLC, Sr. Disc. Note, 0/13.25%,
                     9/30/2004                                                          1,650,000
                     -------------------------------------------------------------
  7,600,000          EchoStar Satellite Broadcasting Corp., Sr. Disc. Note,
                     0/13.125%, 3/15/2004                                               6,175,000
                     -------------------------------------------------------------
  2,000,000          Insight Communication Co., Sr. Sub. Note, 11.25%, 3/1/2000         2,060,000
                     -------------------------------------------------------------
  5,250,000          International Cabletel, Inc., Sr. Defd. Cpn. Note, 0/10.875%,
                     10/15/2003                                                         4,455,937
                     -------------------------------------------------------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
----------------------------------------------------------------------------------
                     CABLE TELEVISION--CONTINUED
                     -------------------------------------------------------------
$ 3,350,000          International Cabletel, Inc., Sr. Defd. Cpn. Note, 0/11.50%,
                     2/1/2006                                                        $  2,315,687
                     -------------------------------------------------------------
  6,375,000          International Cabletel, Inc., Sr. Disc. Note, 0/12.75%,
                     4/15/2005                                                          4,749,375
                     -------------------------------------------------------------
  2,500,000          Lenfest Communications Inc., Sr. Note, 8.375%, 11/1/2005           2,450,000
                     -------------------------------------------------------------
  1,000,000          Lenfest Communications Inc., Sr. Sub. Note, 10.50%, 6/15/2006      1,082,500
                     -------------------------------------------------------------
  6,425,000          Peoples Choice TV Corp., Unit, 0/13.125%, 6/1/2004                 2,987,625
                     -------------------------------------------------------------
  2,850,000          Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note,
                     10.00%, 12/1/2007                                                  3,045,938
                     -------------------------------------------------------------
  1,000,000          Rogers Cablesystems Ltd., Sr. Secd. 2nd Priority Note,
                     10.00%, 3/15/2005                                                  1,080,000
                     -------------------------------------------------------------
  3,000,000          Rogers Cablesystems Ltd., Sr. Sub. Gtd. Note, 11.00%,
                     12/1/2015                                                          3,247,500
                     -------------------------------------------------------------
  6,325,000      (a) TCI Satellite Entertainment, Inc., Sr. Sub. Disc. Note,
                     12.25% 2/15/2007                                                   3,542,000
                     -------------------------------------------------------------
  2,500,000      (a) TCI Satellite Entertainment, Inc., Sr. Sub. Note, 10.875%,
                     2/15/2007                                                          2,546,875
                     -------------------------------------------------------------
 21,575,000          TeleWest PLC, Sr. Disc. Deb., 0/11.00%, 10/1/2007                 15,399,156
                     -------------------------------------------------------------
  8,425,000          UIH Australia/Pacific, Sr. Disc. Note, 0/14.00%, 5/15/2006         4,602,156
                     -------------------------------------------------------------
  3,000,000          Wireless One, Inc., Sr. Note, 13.00%, 10/15/2003                   2,805,000
                     -------------------------------------------------------------
  3,000,000          Wireless One, Inc., Sr. Disc. Note, 0/13.50%, 8/1/2006             1,305,000
                     -------------------------------------------------------------   ------------
                     Total                                                            106,403,623
                     -------------------------------------------------------------   ------------
                     CHEMICALS & PLASTICS--5.0%
                     -------------------------------------------------------------
  3,800,000          Arcadian Partners L.P., Sr. Note, Series B, 10.75%, 5/1/2005       4,218,000
                     -------------------------------------------------------------
  3,400,000          Astor Corp., Sr. Sub. Note, 10.50%, 10/15/2006                     3,574,250
                     -------------------------------------------------------------
    500,000          Buckeye Cellulose Corp., Sr. Sub. Note, 8.50%, 12/15/2005            510,000
                     -------------------------------------------------------------
  3,250,000          Crain Industries, Inc., Sr. Sub. Note, 13.50%, 8/15/2005           3,721,250
                     -------------------------------------------------------------
  4,450,000          Foamex L.P., Sr. Sub. Deb., 11.875%, 10/1/2004                     4,828,250
                     -------------------------------------------------------------
  6,200,000          Harris Chemical North America, Inc., Sr. Note, 10.25%,
                     7/15/2001                                                          6,525,500
                     -------------------------------------------------------------
  1,475,000      (a) ISP Holding, Inc., Sr. Note, 9.00%, 10/15/2003                     1,522,937
                     -------------------------------------------------------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
----------------------------------------------------------------------------------
                     CHEMICALS & PLASTICS--CONTINUED
                     -------------------------------------------------------------
$ 3,788,000      (a) ISP Holding, Inc., Sr. Note, 9.75%, 2/15/2002                   $  4,010,545
                     -------------------------------------------------------------
  4,667,000          Polymer Group, Inc., Sr. Note, 12.25%, 7/15/2002                   5,180,370
                     -------------------------------------------------------------
  4,900,000          RBX Corp., Sr. Sub. Note, Series B, 11.25%, 10/15/2005             3,699,500
                     -------------------------------------------------------------
  5,950,000          Sterling Chemicals Holdings, Inc., Sr. Disc. Note, 0/13.50%,
                     8/15/2008                                                          3,912,125
                     -------------------------------------------------------------
  1,350,000          Sterling Chemicals, Inc., Sr. Sub. Note, 11.75%, 8/15/2006         1,481,625
                     -------------------------------------------------------------
  3,400,000          Uniroyal Technology Corp., Sr. Secd. Note, 11.75%, 6/1/2003        3,442,500
                     -------------------------------------------------------------   ------------
                     Total                                                             46,626,852
                     -------------------------------------------------------------   ------------
                     CLOTHING & TEXTILES--2.2%
                     -------------------------------------------------------------
  2,375,000      (a) Collins & Aikman Floorcoverings, Inc., Sr. Sub. Note, 10.00%,
                     1/15/2007                                                          2,458,125
                     -------------------------------------------------------------
  2,150,000      (a) GFSI, Inc., Sr. Sub. Note, 9.625%, 3/1/2007                        2,203,750
                     -------------------------------------------------------------
  2,000,000      (a) Pillowtex Corp., Sr. Sub. Note, 10.00%, 11/15/2006                 2,130,000
                     -------------------------------------------------------------
 12,975,000          WestPoint Stevens, Inc., Sr. Sub. Deb., 9.375%, 12/15/2005        13,558,875
                     -------------------------------------------------------------   ------------
                     Total                                                             20,350,750
                     -------------------------------------------------------------   ------------
                     CONSUMER PRODUCTS--4.1%
                     -------------------------------------------------------------
  3,150,000          American Safety Razor Co., Sr. Note, 9.875%, 8/1/2005              3,339,000
                     -------------------------------------------------------------
  2,600,000          Herff Jones, Inc., Sr. Sub. Note, 11.00%, 8/15/2005                2,834,000
                     -------------------------------------------------------------
  3,500,000          Hosiery Corp. of America, Inc., Sr. Sub. Note, 13.75%,
                     8/1/2002                                                           3,911,250
                     -------------------------------------------------------------
  5,300,000      (a) ICON Health & Fitness, Inc., Sr. Disc. Note, 0/14.00%,
                     11/15/2006                                                         2,921,625
                     -------------------------------------------------------------
  4,000,000          ICON Health & Fitness, Inc., Sr. Sub. Note, 13.00%, 7/15/2002      4,565,000
                     -------------------------------------------------------------
  7,300,000          Playtex Family Products Corp., Sr. Sub. Note, 9.00%,
                     12/15/2003                                                         7,391,250
                     -------------------------------------------------------------
  5,000,000      (a) Renaissance Cosmetics, Inc., Sr. Note, 11.75%, 2/15/2004           5,181,250
                     -------------------------------------------------------------
    200,000          Revlon Consumer Products Corp., Note, 9.375%, 4/1/2001               207,500
                     -------------------------------------------------------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
----------------------------------------------------------------------------------
                     CONSUMER PRODUCTS--CONTINUED
                     -------------------------------------------------------------
$ 2,750,000          Revlon Consumer Products Corp., Sr. Sub. Note, 10.50%,
                     2/15/2003                                                       $  2,942,500
                     -------------------------------------------------------------
  4,500,000          Simmons Co., Sr. Sub. Note, 10.75%, 4/15/2006                      4,803,750
                     -------------------------------------------------------------   ------------
                     Total                                                             38,097,125
                     -------------------------------------------------------------   ------------
                     CONTAINER & GLASS PRODUCTS--2.5%
                     -------------------------------------------------------------
  1,260,000   (a)(b) Kane Industries, Inc., Sr. Sub. Disc. Note, 8.00%,2/1/1998                 0
                     -------------------------------------------------------------
  1,650,000          Owens-Illinois, Inc., Note, 10.00%, 8/1/2002                       1,740,750
                     -------------------------------------------------------------
  4,750,000          Owens-Illinois, Inc., Sr. Amort. Deb., 11.00%, 12/1/2003           5,325,938
                     -------------------------------------------------------------
    250,000          Owens-Illinois, Inc., Sr. Sub. Note, 10.50%, 6/15/2002               265,625
                     -------------------------------------------------------------
  5,550,000          Owens-Illinois, Inc., Sr. Sub. Note, 9.75%, 8/15/2004              5,862,188
                     -------------------------------------------------------------
  3,950,000          Owens-Illinois, Inc., Sr. Sub. Note, 9.95%, 10/15/2004             4,196,875
                     -------------------------------------------------------------
  3,350,000          Packaging Resources Inc., Sr. Note, 11.625%, 5/1/2003              3,580,313
                     -------------------------------------------------------------
  1,000,000      (a) Plastic Containers, Inc., Sr. Secd. Note, 10.00%, 12/15/2006       1,045,000
                     -------------------------------------------------------------
  1,300,000      (a) U.S. Can Corp., Sr. Sub. Note, 10.125%, 10/15/2006                 1,391,000
                     -------------------------------------------------------------   ------------
                     Total                                                             23,407,689
                     -------------------------------------------------------------   ------------
                     ECOLOGICAL SERVICES & EQUIPMENT--1.4%
                     -------------------------------------------------------------
  5,600,000      (a) Allied Waste North America, Inc., Sr. Sub. Note, 10.25%,
                     12/1/2006                                                          6,069,000
                     -------------------------------------------------------------
  4,250,000          ICF Kaiser International, Inc., Sr. Sub. Note, 13.00%,
                     12/31/2003                                                         4,080,000
                     -------------------------------------------------------------
  5,350,000      (b) Mid-American Waste Systems, Inc., Sr. Sub. Note, 12.25%,
                     2/15/2003                                                          2,541,250
                     -------------------------------------------------------------   ------------
                     Total                                                             12,690,250
                     -------------------------------------------------------------   ------------
                     ELECTRONICS--0.4%
                     -------------------------------------------------------------
  3,000,000          Advanced Micro Devices, Inc., Sr. Secd. Note, 11.00%,
                     8/1/2003                                                           3,371,250
                     -------------------------------------------------------------   ------------
                     FINANCIAL INTERMEDIARIES--0.7%
                     -------------------------------------------------------------
  6,000,000          ContiFinancial Corp., Sr. Note, 8.375%, 8/15/2003                  6,165,000
                     -------------------------------------------------------------   ------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
----------------------------------------------------------------------------------
                     FOOD & DRUG RETAILERS--1.9%
                     -------------------------------------------------------------
$ 3,650,000          Carr-Gottstein Foods Co., Sr. Sub. Note, 12.00%, 11/15/2005     $  4,037,812
                     -------------------------------------------------------------
  6,200,000          Ralph's Grocery Co., Sr. Note, 10.45%, 6/15/2004                   6,634,000
                     -------------------------------------------------------------
  3,425,000          Ralph's Grocery Co., Sr. Sub. Note, 11.00%, 6/15/2005              3,664,750
                     -------------------------------------------------------------
  3,500,000          Smith's Food & Drug Centers, Inc., Sr. Sub. Note, 11.25%,
                     5/15/2007                                                          3,963,750
                     -------------------------------------------------------------   ------------
                     Total                                                             18,300,312
                     -------------------------------------------------------------   ------------
                     FOOD PRODUCTS--3.3%
                     -------------------------------------------------------------
  4,350,000          Curtice-Burns Foods, Inc., Sr. Sub. Note, 12.25%, 2/1/2005         4,698,000
                     -------------------------------------------------------------
  7,250,000      (a) International Home Foods, Inc., Sr. Sub. Note, 10.375%,
                     11/1/2006                                                          7,576,250
                     -------------------------------------------------------------
  3,000,000      (a) MBW Foods Inc., Sr. Sub. Note, 9.875%, 2/15/2007                   3,067,500
                     -------------------------------------------------------------
  4,350,000          PMI Acquisition Corp., Sr. Sub. Note, 10.25%, 9/1/2003             4,567,500
                     -------------------------------------------------------------
  6,000,000          Specialty Foods Acquisition Corp., Sr. Secd. Disc. Deb.,
                     0/13.00%, 8/15/2005                                                2,415,000
                     -------------------------------------------------------------
  1,100,000          Specialty Foods Corp., Sr. Note, 11.125%, 10/1/2002                1,094,500
                     -------------------------------------------------------------
  3,000,000          Specialty Foods Corp., Sr. Sub. Note, 11.25%, 8/15/2003            2,550,000
                     -------------------------------------------------------------
  4,050,000          Van de Kamp's, Inc., Sr. Sub. Note, 12.00%, 9/15/2005              4,536,000
                     -------------------------------------------------------------   ------------
                     Total                                                             30,504,750
                     -------------------------------------------------------------   ------------
                     FOREST PRODUCTS--3.3%
                     -------------------------------------------------------------
  4,125,000          Container Corp. of America, Sr. Note, 11.25%, 5/1/2004             4,511,719
                     -------------------------------------------------------------
  5,250,000          Four M Corp., Sr. Note, 12.00%, 6/1/2006                           5,643,750
                     -------------------------------------------------------------
  2,300,000          Repap New Brunswick, 2nd Priority Sr. Secd. Note, 10.625%,
                     4/15/2005                                                          2,288,500
                     -------------------------------------------------------------
  5,325,000          Riverwood International Corp., Sr. Sub. Note, 10.875%,
                     4/1/2008                                                           4,552,875
                     -------------------------------------------------------------
  5,350,000          S. D. Warren Co., Sr. Sub. Note, 12.00%, 12/15/2004                5,891,688
                     -------------------------------------------------------------
  4,975,000          Stone Container Corp., Sr. Note, 11.50%, 10/1/2004                 5,248,625
                     -------------------------------------------------------------
  3,300,000      (a) Uniforet Inc., Sr. Note, 11.125%, 10/15/2006                       3,102,000
                     -------------------------------------------------------------   ------------
                     Total                                                             31,239,157
                     -------------------------------------------------------------   ------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
----------------------------------------------------------------------------------
                     HEALTHCARE--2.3%
                     -------------------------------------------------------------
$ 5,725,000          Dade International, Inc., Sr. Sub. Note, 11.125%, 5/1/2006      $  6,326,125
                     -------------------------------------------------------------
  2,000,000          Genesis Health Ventures, Inc., Sr. Sub. Note, 9.25%,
                     10/1/2006                                                          2,070,000
                     -------------------------------------------------------------
    500,000          Genesis Health Ventures, Inc., Sr. Sub. Note, 9.75%,
                     6/15/2005                                                            527,500
                     -------------------------------------------------------------
    900,000          Tenet Healthcare Corp., Sr. Note, 8.00%, 1/15/2005                   911,250
                     -------------------------------------------------------------
  9,250,000          Tenet Healthcare Corp., Sr. Sub. Note, 10.125%, 3/1/2005          10,221,250
                     -------------------------------------------------------------
  1,650,000          Tenet Healthcare Corp., Sr. Sub. Note, 8.625%, 1/15/2007           1,707,750
                     -------------------------------------------------------------   ------------
                     Total                                                             21,763,875
                     -------------------------------------------------------------   ------------
                     HOME PRODUCTS & FURNISHINGS--0.3%
                     -------------------------------------------------------------
  2,550,000          Triangle Pacific Corp., Sr. Note, 10.50%, 8/1/2003                 2,757,188
                     -------------------------------------------------------------   ------------
                     HOTELS, MOTELS, INNS & CASINOS--0.6%
                     -------------------------------------------------------------
  4,900,000          Courtyard by Marriott II LP, Sr. Note, 10.75%, 2/1/2008            5,243,000
                     -------------------------------------------------------------   ------------
                     INDUSTRIAL PRODUCTS & EQUIPMENT--3.5%
                     -------------------------------------------------------------
  4,800,000          Cabot Safety Acquisition Corp., Sr. Sub. Note, 12.50%,
                     7/15/2005                                                          5,304,000
                     -------------------------------------------------------------
  4,325,000      (a) Euramax International PLC, Sr. Sub. Note, 11.25%, 10/1/2006        4,654,781
                     -------------------------------------------------------------
  4,000,000          Fairfield Manufacturing Co., Inc., Sr. Sub. Note, 11.375%,
                     7/1/2001                                                           4,290,000
                     -------------------------------------------------------------
  2,750,000      (a) Hawk Corp., Sr. Note, 10.25%, 12/1/2003                            2,866,875
                     -------------------------------------------------------------
  3,500,000          IMO Industries, Inc., Sr. Sub. Note, 11.75%, 5/1/2006              3,508,750
                     -------------------------------------------------------------
  3,500,000      (a) International Knife & Saw, Inc., Sr. Sub. Note, 11.375%,
                     11/15/2006                                                         3,718,750
                     -------------------------------------------------------------
  1,800,000          Johnstown America Industries, Inc., Sr. Sub. Note, 11.75%,
                     8/15/2005                                                          1,809,000
                     -------------------------------------------------------------
  3,900,000          Mettler-Toledo, Inc., Sr. Sub. Note, 9.75%, 10/1/2006              4,114,500
                     -------------------------------------------------------------
  2,250,000          Unifrax Investment Corp., Sr. Note, 10.50%, 11/1/2003              2,345,625
                     -------------------------------------------------------------   ------------
                     Total                                                             32,612,281
                     -------------------------------------------------------------   ------------
                     LEISURE & ENTERTAINMENT--4.6%
                     -------------------------------------------------------------
  7,700,000          AMF Group, Inc., Sr. Sub. Disc. Note, 0/12.25%, 3/15/2006          5,515,125
                     -------------------------------------------------------------
  2,600,000          AMF Group, Inc., Sr. Sub. Note, 10.875%, 3/15/2006                 2,850,250
                     -------------------------------------------------------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
----------------------------------------------------------------------------------
                     LEISURE & ENTERTAINMENT--CONTINUED
                     -------------------------------------------------------------
$ 1,150,000          Affinity Group, Inc., Sr. Sub. Note, 11.50%, 10/15/2003         $  1,201,750
                     -------------------------------------------------------------
  3,550,000          Cobblestone Golf Group, Inc., Sr. Note, 11.50%, 6/1/2003           3,771,875
                     -------------------------------------------------------------
  3,100,000          Premier Parks, Inc., Sr. Note, 12.00%, 8/15/2003                   3,510,750
                     -------------------------------------------------------------
    500,000          Premier Parks, Inc., Sr. Note, 9.75%, 1/15/2007                      525,000
                     -------------------------------------------------------------
 13,100,000          Six Flags Theme Parks, Sr. Sub. Disc. Note, 0/12.25%,
                     6/15/2005                                                         13,034,500
                     -------------------------------------------------------------
 12,850,000          Viacom, Inc., Sub. Deb., 8.00%, 7/7/2006                          12,753,625
                     -------------------------------------------------------------   ------------
                     Total                                                             43,162,875
                     -------------------------------------------------------------   ------------
                     MACHINERY & EQUIPMENT--1.9%
                     -------------------------------------------------------------
  4,275,000          Alvey Systems, Inc., Sr. Sub. Note, 11.375%, 1/31/2003             4,574,250
                     -------------------------------------------------------------
  5,025,000      (a) Clark Material Handling Corp., Sr. Note, 10.75%, 11/15/2006        5,364,187
                     -------------------------------------------------------------
  3,202,000          Primeco Inc., Sr. Sub. Note, 12.75%, 3/1/2005                      3,682,300
                     -------------------------------------------------------------
  4,050,000          Tokheim Corp., Sr. Sub. Note, 11.50%, 8/1/2006                     4,414,500
                     -------------------------------------------------------------   ------------
                     Total                                                             18,035,237
                     -------------------------------------------------------------   ------------
                     METALS & MINING--0.6%
                     -------------------------------------------------------------
  5,375,000          Royal Oak Mines, Inc., Sr. Sub. Note, 11.00%, 8/15/2006            5,482,500
                     -------------------------------------------------------------   ------------
                     OIL & GAS--3.1%
                     -------------------------------------------------------------
  5,700,000      (a) Abraxas Petroleum Corp., Sr. Note, 11.50%, 11/1/2004               6,213,000
                     -------------------------------------------------------------
    500,000          Dawson Production Services, Inc., Sr. Note, 9.375%, 2/1/2007         521,250
                     -------------------------------------------------------------
  2,000,000          Falcon Drilling Co., Inc., Sr. Sub. Note, 12.50%, 3/15/2005        2,242,500
                     -------------------------------------------------------------
  4,200,000      (a) Forcenergy Gas Exploration, Inc., Sr. Sub. Note, 8.50%,
                     2/15/2007                                                          4,221,000
                     -------------------------------------------------------------
  4,250,000          Forcenergy Gas Exploration, Inc., Sr. Sub. Note, 9.50%,
                     11/1/2006                                                          4,515,625
                     -------------------------------------------------------------
  2,500,000          Giant Industries, Inc., Sr. Sub. Note, 9.75%, 11/15/2003           2,612,500
                     -------------------------------------------------------------
    350,000      (a) HS Resources, Inc., Sr. Sub. Note, 9.25%, 11/15/2006                 362,250
                     -------------------------------------------------------------
  1,250,000          HS Resources, Inc., Sr. Sub. Note, 9.875%, 12/1/2003               1,315,625
                     -------------------------------------------------------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
----------------------------------------------------------------------------------
                     OIL & GAS--CONTINUED
                     -------------------------------------------------------------
$ 3,375,000          Mesa Operating Co., Sr. Sub. Disc. Note, 0/11.625%, 7/1/2006    $  2,463,750
                     -------------------------------------------------------------
    375,000          Mesa Operating Co., Sr. Sub. Note, 10.625%, 7/1/2006                 415,313
                     -------------------------------------------------------------
  4,000,000          United Meridian Corp., Sr. Sub. Note, 10.375%, 10/15/2005          4,480,000
                     -------------------------------------------------------------   ------------
                     Total                                                             29,362,813
                     -------------------------------------------------------------   ------------
                     PRINTING & PUBLISHING--2.2%
                     -------------------------------------------------------------
  7,350,000          Affiliated Newspaper, Sr. Disc. Note, 0/13.25%, 7/1/2006           6,284,250
                     -------------------------------------------------------------
  2,975,000          Garden State Newspapers, Inc., Sr. Sub. Note, 12.00%,
                     7/1/2004                                                           3,287,375
                     -------------------------------------------------------------
  2,100,000          Hollinger International Publishing, Inc., Sr. Sub. Note,
                     9.25%, 2/1/2006                                                    2,134,125
                     -------------------------------------------------------------
  4,700,000          K-III Communications Corp., Company Guarantee, Series B,
                     8.50%, 2/1/2006                                                    4,700,000
                     -------------------------------------------------------------
  3,900,000      (a) Petersen Publishing Co., LLC, Sr. Sub. Note, 11.125%,
                     11/15/2006                                                         4,260,750
                     -------------------------------------------------------------   ------------
                     Total                                                             20,666,500
                     -------------------------------------------------------------   ------------
                     REAL ESTATE--0.7%
                     -------------------------------------------------------------
  5,900,000          Trizec Finance Ltd., Sr. Note, 10.875%, 10/15/2005                 6,578,500
                     -------------------------------------------------------------   ------------
                     RETAILERS--0.6%
                     -------------------------------------------------------------
  5,600,000          Brylane Capital Corp., Sr. Sub. Note, 10.00%, 9/1/2003             5,866,000
                     -------------------------------------------------------------   ------------
                     SERVICES--1.8%
                     -------------------------------------------------------------
  5,843,625          Coinmach Corp., Sr. Note, 11.75%, 11/15/2005                       6,464,510
                     -------------------------------------------------------------
  2,600,000      (a) Intertek Finance PLC, Sr. Sub. Note, 10.25%, 11/1/2006             2,739,750
                     -------------------------------------------------------------
  4,500,000      (a) KinderCare Learning Centers, Inc., Sr. Sub. Note, 9.50%,
                     2/15/2009                                                          4,556,250
                     -------------------------------------------------------------
  3,150,000      (a) Ryder TRS, Inc., Sr. Sub. Note, 10.00%, 12/1/2006                  3,299,625
                     -------------------------------------------------------------   ------------
                     Total                                                             17,060,135
                     -------------------------------------------------------------   ------------
                     STEEL--2.6%
                     -------------------------------------------------------------
  5,400,000          Acme Metals, Inc., Sr. Secd. Disc. Note, 0/13.50%, 8/1/2004        5,778,000
                     -------------------------------------------------------------
  3,000,000          Bayou Steel Corp., 1st Mtg. Note, 10.25%, 3/1/2001                 2,947,500
                     -------------------------------------------------------------
  5,925,000          EnviroSource, Inc., Sr. Note, 9.75%, 6/15/2003                     5,850,937
                     -------------------------------------------------------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
----------------------------------------------------------------------------------
                     STEEL--CONTINUED
                     -------------------------------------------------------------
$ 5,900,000          GS Technologies Operating Co., Inc., Sr. Note, 12.00%,
                     9/1/2004                                                        $  6,276,125
                     -------------------------------------------------------------
    725,000          GS Technologies Operating Co., Inc., Sr. Note, 12.25%,
                     10/1/2005                                                            781,187
                     -------------------------------------------------------------
  3,450,000          Republic Engineered Steel, Inc., 1st Mtg. Note, 9.875%,
                     12/15/2001                                                         3,143,813
                     -------------------------------------------------------------   ------------
                     Total                                                             24,777,562
                     -------------------------------------------------------------   ------------
                     SURFACE TRANSPORTATION--3.1%
                     -------------------------------------------------------------
  4,400,000          AmeriTruck Distribution Corp., Sr. Sub. Note, 12.25%,
                     11/15/2005                                                         4,554,000
                     -------------------------------------------------------------
  6,000,000          Gearbulk Holding Limited, Sr. Note, 11.25%, 12/1/2004              6,720,000
                     -------------------------------------------------------------
  7,050,000      (a) Statia Terminals International N.V., 1st Mtg. Note, 11.75%,
                     11/15/2003                                                         7,543,500
                     -------------------------------------------------------------
  6,400,000          Stena AB, Sr. Note, 10.50%, 12/15/2005                             7,120,000
                     -------------------------------------------------------------
  3,100,000          Trism, Inc., Sr. Sub. Note, 10.75%, 12/15/2000                     2,875,250
                     -------------------------------------------------------------   ------------
                     Total                                                             28,812,750
                     -------------------------------------------------------------   ------------
                     TELECOMMUNICATIONS & CELLULAR--10.5%
                     -------------------------------------------------------------
  5,650,000          American Communications Services Inc., Sr. Disc. Note,
                     0/12.75%, 4/1/2006                                                 3,517,125
                     -------------------------------------------------------------
  1,700,000          Arch Communications Group, Inc., Sr. Disc. Note, 0/10.875%,
                     3/15/2008                                                            871,250
                     -------------------------------------------------------------
  8,325,000          Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/10.875%,
                     3/1/2006                                                           5,702,625
                     -------------------------------------------------------------
  5,800,000          Brooks Fiber Properties, Inc., Sr. Disc. Note, 0/11.875%,
                     11/1/2006                                                          3,799,000
                     -------------------------------------------------------------
  7,025,000          Cellular Communications International, Inc., Sr. Disc. Note,
                     13.25% accrual, 8/15/2000                                          5,128,250
                     -------------------------------------------------------------
  4,700,000      (a) Cellular Communications of Puerto Rico, Inc., Sr. Sub.,
                     10.00%, 2/1/2007                                                   4,741,125
                     -------------------------------------------------------------
  2,900,000      (a) Dobson Communications Corp., Sr. Note, 11.75%, 4/15/2007           2,936,250
                     -------------------------------------------------------------
  1,400,000          Fonorola, Inc., Sr. Secd. Note, 12.50%, 8/15/2002                  1,582,000
                     -------------------------------------------------------------
  7,725,000          Intermedia Communications of Florida, Inc., Sr. Disc. Note,
                     0/12.50%, 5/15/2006                                                5,253,000
                     -------------------------------------------------------------
  3,000,000      (a) McLeod, Inc., Sr. Disc. Note, 0/10.50%, 3/1/2007                   1,818,750
                     -------------------------------------------------------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
CORPORATE BONDS--CONTINUED
----------------------------------------------------------------------------------
                     TELECOMMUNICATIONS & CELLULAR--CONTINUED
                     -------------------------------------------------------------
$11,000,000          Millicom International Cellular S. A., Sr. Disc. Note,
                     0/13.50%, 6/1/2006                                              $  7,480,000
                     -------------------------------------------------------------
  3,000,000          NEXTEL Communications, Inc., Sr. Disc. Note, 0/11.50%,
                     9/1/2003                                                           2,520,000
                     -------------------------------------------------------------
  4,550,000          NEXTEL Communications, Inc., Sr. Disc. Note, 0/9.75%,
                     8/15/2004                                                          3,412,500
                     -------------------------------------------------------------
  5,400,000          Nextlink Communications, LLC, Sr. Note, Series AI, 12.50%,
                     4/15/2006                                                          5,899,500
                     -------------------------------------------------------------
  5,900,000          Paging Network, Inc., Sr. Sub. Note, 10.00%, 10/15/2008            5,877,875
                     -------------------------------------------------------------
  4,000,000          Paging Network, Inc., Sr. Sub. Note, 10.125%, 8/1/2007             4,025,000
                     -------------------------------------------------------------
  6,850,000          PanAmSat, L.P., Sr. Sub. Disc. Note, 0/11.375%, 8/1/2003           6,464,688
                     -------------------------------------------------------------
  1,250,000          PhoneTel Technologies, Inc., Sr. Note, 12.00%, 12/15/2006          1,334,375
                     -------------------------------------------------------------
  4,850,000          Sygnet Wireless, Inc., Sr. Note, 11.50%, 10/1/2006                 5,159,188
                     -------------------------------------------------------------
  8,325,000          Teleport Communications Group, Inc., Sr. Disc. Note,
                     0/11.125%, 7/1/2007                                                5,952,375
                     -------------------------------------------------------------
  1,400,000          Teleport Communications Group, Inc., Sr. Note, 9.875%,
                     7/1/2006                                                           1,494,500
                     -------------------------------------------------------------
  4,325,000          USA Mobile Communications, Inc., Sr. Note, 9.50%, 2/1/2004         3,979,000
                     -------------------------------------------------------------
  9,375,000          Vanguard Cellular Systems, Inc., Deb., 9.375%, 4/15/2006           9,750,000
                     -------------------------------------------------------------   ------------
                     Total                                                             98,698,376
                     -------------------------------------------------------------   ------------
                     UTILITIES--2.0%
                     -------------------------------------------------------------
  2,200,000          CalEnergy Co., Inc., Sr. Note, 9.50%, 9/15/2006                    2,376,000
                     -------------------------------------------------------------
  9,000,000          California Energy Co., Inc., Sr. Note, 10.25%, 1/15/2004           9,900,000
                     -------------------------------------------------------------
  6,250,000          El Paso Electric Co., 1st Mtg. Note, 9.40%, 5/1/2011               6,792,813
                     -------------------------------------------------------------   ------------
                     Total                                                             19,068,813
                     -------------------------------------------------------------   ------------
                     TOTAL CORPORATE BONDS (IDENTIFIED COST $825,191,650)             858,509,726
                     -------------------------------------------------------------   ------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

  SHARES                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
COMMON STOCKS--0.6%
----------------------------------------------------------------------------------
                     BROADCAST RADIO & TV--0.1%
                     -------------------------------------------------------------
     26,000          Park Communications, Inc., Warrants                             $    513,500
                     -------------------------------------------------------------
      6,994          Pegasus Communications Corp.                                          83,064
                     -------------------------------------------------------------
     12,000          Sullivan Broadcast Holdings Inc., Class B                            129,000
                     -------------------------------------------------------------   ------------
                     Total                                                                725,564
                     -------------------------------------------------------------   ------------
                     BUILDING & DEVELOPMENT--0.0%
                     -------------------------------------------------------------
      3,080          Atlantic Gulf Communities Corp.                                       17,710
                     -------------------------------------------------------------   ------------
                     BUSINESS EQUIPMENT & SERVICES--0.0%
                     -------------------------------------------------------------
      6,177      (a) San Jacinto Holdings, Inc.                                            27,798
                     -------------------------------------------------------------   ------------
                     CABLE TELEVISION--0.0%
                     -------------------------------------------------------------
         68      (a) CS Wireless Systems, Inc.                                                  0
                     -------------------------------------------------------------
      9,000          Wireless One, Inc., Warrants                                           9,000
                     -------------------------------------------------------------   ------------
                     Total                                                                  9,000
                     -------------------------------------------------------------   ------------
                     CHEMICALS & PLASTICS--0.0%
                     -------------------------------------------------------------
      4,675          Sterling Chemicals Holdings, Inc., Warrants                          163,625
                     -------------------------------------------------------------
     27,500          Uniroyal Technology Corp., Warrants                                   41,250
                     -------------------------------------------------------------   ------------
                     Total                                                                204,875
                     -------------------------------------------------------------   ------------
                     CONGLOMERATES--0.4%
                     -------------------------------------------------------------
    722,871          Triton Group Ltd.                                                    632,512
                     -------------------------------------------------------------
    181,487          Walter Industries, Inc.                                            2,756,334
                     -------------------------------------------------------------   ------------
                     Total                                                              3,388,846
                     -------------------------------------------------------------   ------------
                     CONSUMER PRODUCTS--0.0%
                     -------------------------------------------------------------
      3,000          Hosiery Corp. of America, Inc.                                        21,000
                     -------------------------------------------------------------
      5,000      (a) IHF Capital, Inc., Warrants                                          383,125
                     -------------------------------------------------------------   ------------
                     Total                                                                404,125
                     -------------------------------------------------------------   ------------
                     CONTAINER & GLASS PRODUCTS--0.0%
                     -------------------------------------------------------------
     53,400   (a)(b) Kane Industries, Inc., Warrants                                            0
                     -------------------------------------------------------------   ------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

  SHARES                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
COMMON STOCKS--CONTINUED
----------------------------------------------------------------------------------
                     FOOD & DRUG RETAILERS--0.1%
                     -------------------------------------------------------------
    150,231          Grand Union Co.                                                 $    553,977
                     -------------------------------------------------------------   ------------
                     PRINTING & PUBLISHING--0.0%
                     -------------------------------------------------------------
      5,350          Affiliated Newspaper Investments, Inc.                               323,675
                     -------------------------------------------------------------   ------------
                     STEEL--0.0%
                     -------------------------------------------------------------
      1,800      (a) Bar Technologies, Inc., Warrants                                     108,000
                     -------------------------------------------------------------   ------------
                     TELECOMMUNICATIONS & CELLULAR--0.0%
                     -------------------------------------------------------------
      6,325          Cellular Communications International, Inc., Warrants                126,500
                     -------------------------------------------------------------   ------------
                     TOTAL COMMON STOCKS (IDENTIFIED COST $17,970,419)                  5,890,070
                     -------------------------------------------------------------   ------------
PREFERRED STOCKS--2.0%
----------------------------------------------------------------------------------
                     BANKING--0.2%
                     -------------------------------------------------------------
     72,000          California Federal Preferred Capital Corp., REIT Perpetual
                     Pfd. Stock, Series A, $2.28                                        1,845,000
                     -------------------------------------------------------------   ------------
                     BROADCAST RADIO & TV--0.9%
                     -------------------------------------------------------------
     15,750      (a) American Radio Systems Corp., Cumulative Exchangeable Pfd.
                     Stock, $11.38                                                      1,638,000
                     -------------------------------------------------------------
     35,000      (a) Chancellor Broadcasting Co., Exchangeable Pfd. Stock, $12.00       3,622,500
                     -------------------------------------------------------------
      2,800          Pegasus Communications Corp., Unit, Series A, 12.75%               2,786,000
                     -------------------------------------------------------------
      6,000          SFX Broadcasting, Inc., Exchangeable Pfd. Stock, Series E
                     12.625%                                                              621,000
                     -------------------------------------------------------------   ------------
                     Total                                                              8,667,500
                     -------------------------------------------------------------   ------------
                     PRINTING & PUBLISHING--0.5%
                     -------------------------------------------------------------
     46,308          K-III Communications Corp., Cumulative PIK Pfd., Series B,
                     11.625%                                                            4,746,570
                     -------------------------------------------------------------   ------------
                     TELECOMMUNICATIONS & CELLULAR--0.4%
                     -------------------------------------------------------------
      2,796          PanAmSat Corp., PIK Pfd., 12.75%                                   3,453,060
                     -------------------------------------------------------------   ------------
                     TOTAL PREFERRED STOCKS (IDENTIFIED COST $17,666,901)              18,712,130
                     -------------------------------------------------------------   ------------





FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

 PRINCIPAL
  AMOUNT                                                                                VALUE
-----------          -------------------------------------------------------------   ------------
U.S. TREASURY--2.6%
----------------------------------------------------------------------------------
                     TREASURY NOTES--2.6%
                     -------------------------------------------------------------
$10,000,000          United States Treasury Note, 5.75%, 8/15/2003                   $  9,636,300
                     -------------------------------------------------------------
  5,000,000          United States Treasury Note, 5.875%, 2/15/2004                     4,833,600
                     -------------------------------------------------------------
 10,000,000          United States Treasury Note, 6.50%, 10/15/2006                     9,941,200
                     -------------------------------------------------------------   ------------
                     TOTAL U.S. TREASURY (IDENTIFIED COST $24,510,937)                 24,411,100
                     -------------------------------------------------------------   ------------
(C) REPURCHASE AGREEMENT--1.3%
----------------------------------------------------------------------------------
 11,835,000          BT Securities Corporation, 5.38%, dated 2/28/1997, due
                     3/3/1997 (AT AMORTIZED COST)                                      11,835,000
                     -------------------------------------------------------------   ------------
                     TOTAL INVESTMENTS (IDENTIFIED COST $897,174,907)(D)             $919,358,026
                     -------------------------------------------------------------   ------------


(a) Denotes a private placement security. At February 28, 1997, these securities amounted to $135,518,310 which represents 14.4% of total net assets.

(b) Non-income producing security. Mid-American Waste Systems, Inc.: On January 22, 1997, Mid-American filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The company has agreed to be acquired by USA Waste Services, Inc. The timing and outcome of this potential transaction is uncertain. Mid-American has been deemed illiquid as a result of contractual agreements relating to litigation. Kane Industries, Inc., on March 18, 1994, along with two of its affiliates, Kane, Inc. and Alford Industries, Inc., filed for protection under Chapter 11 of the U.S. Bankruptcy Code. The Trust's investment adviser is unable to predict the outcome or timing of these proceedings.

(c) The repurchase agreement is fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in a joint account with other Federated funds.

(d) The cost of investments for federal tax purposes amounts to $897,861,263. The net unrealized appreciation of investments on a federal tax basis amounts to $21,496,763 which is comprised of $50,615,731 appreciation and $29,118,968 depreciation at February 28, 1997.

Note: The categories of investments are shown as a percentage of net assets
      ($938,362,777) at February 28, 1997.



FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

The following acronyms are used throughout this portfolio:

GTD   -- Guaranty
LLC   -- Limited Liability Corporation
LP    -- Limited Partnership
PIK   -- Payment in Kind
PLC   -- Public Limited Company
REIT  -- Real Estate Investment Trust


(See Notes which are an integral part of the Financial Statements)



FEDERATED HIGH YIELD TRUST
STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997
--------------------------------------------------------------------------------

ASSETS:
--------------------------------------------------------------------------------
Total investments in securities, at value (identified cost $897,174,907, and
tax cost $897,861,263)                                                              $919,358,026
--------------------------------------------------------------------------------
Income receivable                                                                     17,848,315
--------------------------------------------------------------------------------
Receivable for investments sold                                                       11,878,136
--------------------------------------------------------------------------------
Receivable for shares sold                                                             4,650,352
--------------------------------------------------------------------------------    ------------
     Total assets                                                                    953,734,829
--------------------------------------------------------------------------------
LIABILITIES:
--------------------------------------------------------------------------------
Payable for investments purchased                                    $ 3,741,005
------------------------------------------------------------------
Payable for shares redeemed                                            8,952,332
------------------------------------------------------------------
Income distribution payable                                            1,507,935
------------------------------------------------------------------
Payable to bank                                                          889,868
------------------------------------------------------------------
Accrued expenses                                                         280,912
------------------------------------------------------------------   -----------
     Total liabilities                                                                15,372,052
--------------------------------------------------------------------------------    ------------
NET ASSETS for 99,752,365 shares outstanding                                        $938,362,777
--------------------------------------------------------------------------------    ------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid in capital                                                                     $935,014,675
--------------------------------------------------------------------------------
Net unrealized appreciation of investments                                            22,183,119
--------------------------------------------------------------------------------
Accumulated net realized loss on investments                                         (18,126,486)
--------------------------------------------------------------------------------
Distributions in excess of net investment income                                        (708,531)
--------------------------------------------------------------------------------    ------------
     Total Net Assets                                                               $938,362,777
--------------------------------------------------------------------------------    ------------
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PROCEEDS PER SHARE:
$938,362,777 / 99,752,365 shares outstanding)                                              $9.41
--------------------------------------------------------------------------------    ------------


(See Notes which are an integral part of the Financial Statements)




FEDERATED HIGH YIELD TRUST
STATEMENT OF OPERATIONS
YEAR ENDED FEBRUARY 28, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME:
-------------------------------------------------------------------------------------------------
Dividends                                                                                            $  1,019,112
-------------------------------------------------------------------------------------------------
Interest                                                                                               78,059,819
-------------------------------------------------------------------------------------------------     -----------
    Total Income                                                                                       79,078,931
-------------------------------------------------------------------------------------------------
EXPENSES:
-------------------------------------------------------------------------------------------------
Investment advisory fee                                                               $ 5,738,180
----------------------------------------------------------------------------------
Administrative personnel and services fee                                                 578,155
----------------------------------------------------------------------------------
Custodian fees                                                                            109,239
----------------------------------------------------------------------------------
Transfer and dividend disbursing agent fees and expenses                                  173,623
----------------------------------------------------------------------------------
Directors'/Trustees' fees                                                                  13,001
----------------------------------------------------------------------------------
Auditing fees                                                                              24,132
----------------------------------------------------------------------------------
Legal fees                                                                                  4,830
----------------------------------------------------------------------------------
Portfolio accounting fees                                                                 142,532
----------------------------------------------------------------------------------
Shareholder services fee                                                                1,912,727
----------------------------------------------------------------------------------
Share registration costs                                                                  123,486
----------------------------------------------------------------------------------
Printing and postage                                                                       63,659
----------------------------------------------------------------------------------
Insurance premiums                                                                          7,674
----------------------------------------------------------------------------------
Taxes                                                                                       6,425
----------------------------------------------------------------------------------
Miscellaneous                                                                              13,675
----------------------------------------------------------------------------------     ----------
    Total expenses                                                                      8,911,338
----------------------------------------------------------------------------------
Waivers--
----------------------------------------------------------------------------------
  Waiver of investment advisory fee                                    $(1,773,042)
--------------------------------------------------------------------
  Waiver of shareholder services fee                                      (382,545)
--------------------------------------------------------------------    ----------
    Total waivers                                                                      (2,155,587)
----------------------------------------------------------------------------------     ----------
        Net expenses                                                                                    6,755,751
-------------------------------------------------------------------------------------------------     -----------
            Net investment income                                                                      72,323,180
-------------------------------------------------------------------------------------------------     -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
-------------------------------------------------------------------------------------------------
Net realized gain on investments                                                                        5,800,495
-------------------------------------------------------------------------------------------------
Net change in unrealized appreciation of investments                                                   26,326,072
-------------------------------------------------------------------------------------------------     -----------
    Net realized and unrealized gain on investments                                                    32,126,567
-------------------------------------------------------------------------------------------------     -----------
        Change in net assets resulting from operations                                               $104,449,747
-------------------------------------------------------------------------------------------------     -----------


(See Notes which are an integral part of the Financial Statements)




FEDERATED HIGH YIELD TRUST
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                              YEAR ENDED           YEAR ENDED
                                                             FEBRUARY 28,         FEBRUARY 29,
                                                                 1997                 1996
                                                             -------------        -------------
INCREASE (DECREASE) IN NET ASSETS:
---------------------------------------------------------
OPERATIONS--
---------------------------------------------------------
Net investment income                                        $  72,323,180        $  53,662,657
---------------------------------------------------------
Net realized gain on investments ($6,021,942 and
$796,412, net gains respectively, as computed for federal
tax purposes)                                                    5,800,495            4,263,986
---------------------------------------------------------
Net change in unrealized appreciation (depreciation) of
investments                                                     26,326,072           27,446,647
---------------------------------------------------------    -------------        -------------
     Change in net assets resulting from operations            104,449,747           85,373,290
---------------------------------------------------------    -------------        -------------
DISTRIBUTIONS TO SHAREHOLDERS--
---------------------------------------------------------
Distributions from net investment income                       (72,323,180)         (53,311,137)
---------------------------------------------------------
Distributions in excess of net investment income                  (520,035)                  --
---------------------------------------------------------    -------------        -------------
     Change in net assets resulting from distributions to
     shareholders                                              (72,843,215)         (53,311,137)
---------------------------------------------------------    -------------        -------------
SHARE TRANSACTIONS--
---------------------------------------------------------
Proceeds from sale of shares                                   860,932,809          836,596,356
---------------------------------------------------------
Net asset value of shares issued to shareholders in
payment of distributions declared                               55,383,889           37,254,443
---------------------------------------------------------
Cost of shares redeemed                                       (683,339,454)        (696,738,256)
---------------------------------------------------------    -------------        -------------
     Change in net assets resulting from share
       transactions                                            232,977,244          177,112,543
---------------------------------------------------------    -------------        -------------
          Change in net assets                                 264,583,776          209,174,696
---------------------------------------------------------
NET ASSETS:
---------------------------------------------------------
Beginning of period                                            673,779,001          464,604,305
---------------------------------------------------------    -------------        -------------
End of period                                                $ 938,362,777        $ 673,779,001
---------------------------------------------------------    -------------        -------------


(See Notes which are an integral part of the Financial Statements)




FEDERATED HIGH YIELD TRUST
NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997
--------------------------------------------------------------------------------
(1) ORGANIZATION

Federated High Yield Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust's investment objective is to seek high current income by investing primarily in a professionally managed, diversified portfolio of fixed income securities. The Trust's portfolio of investments consists primarily of lower rated corporate debt obligations. These lower rated debt obligations may be more susceptible to real or perceived adverse economic conditions than investment grade bonds. These lower rated debt obligations are regarded as predominantly speculative with respect to each issuer's continuing ability to make interest and principal payments (i.e., the obligations are subject to the risk of default).

(2) SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     INVESTMENT VALUATIONS--Listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of sixty days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

     REPURCHASE AGREEMENTS--It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement transaction.

     The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Trust could receive less than the repurchase price on the sale of collateral securities.




FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------
     INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS--Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These distributions do not represent a return of capital for federal income tax purposes.

     FEDERAL TAXES--It is the Trust's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its income. Accordingly, no provisions for federal tax are necessary.

     At February 28, 1997, the Trust, for federal tax purposes, had a capital loss carryforward of $17,555,889, which will reduce the Trust's taxable income arising from future net realized capital gain on investments, if any, to the extent permitted by the Code, and thus reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

    EXPIRATION YEAR      EXPIRATION AMOUNT
    ----------------     ------------------
          1999               $9,269,587
          2000               $6,829,698
          2003               $1,456,604


     Additionally, net capital losses of $279,762, attributable to security transactions incurred after October 31, 1996, are treated as arising on the first day of the Trust's next taxable year (March 1, 1997).

     WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS--The Trust may engage in when-issued or delayed delivery transactions. The Trust records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date.

     FOREIGN CURRENCY TRANSLATION--The accounting records of the Trust are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies ("FCs") are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are adjusted when reported by the custodian bank. The Trust does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.




FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

     Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, sales of FCs, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Trust's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

     USE OF ESTIMATES--The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

     OTHER--Investment transactions are accounted for on the trade date.

(3) SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value).

Transactions in shares were as follows:

                                                            YEAR ENDED           YEAR ENDED
                                                         FEBRUARY 28, 1997    FEBRUARY 29, 1996
------------------------------------------------------   -----------------    -----------------
Shares sold                                                  94,942,662           94,114,448
------------------------------------------------------
Shares issued to shareholders in payment of
distributions declared                                        6,072,728            4,184,055
------------------------------------------------------
Shares redeemed                                             (75,398,302)         (78,383,729)
------------------------------------------------------   ---------------      ---------------
  Net change resulting from share transactions               25,617,088           19,914,774
------------------------------------------------------   ---------------      ---------------


(4) INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

INVESTMENT ADVISORY FEE--Federated Management, the Trust's investment adviser (the "Adviser"), receives for its services an annual investment advisory fee equal to 0.75% of the Trust's average daily net assets. The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

ADMINISTRATIVE FEE--Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Trust with administrative personnel and services. The fee paid to FServ is based on the level of average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors for the period. The administrative fee received during the period of the Administrative Services Agreement shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.




FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

SHAREHOLDER SERVICES FEE--Under the terms of a Shareholder Services Agreement with Federated Shareholder Services ("FSS"), the Trust will pay FSS up to 0.25% of average daily net assets of the Trust for the period. The fee paid to FSS is used to finance certain services for shareholders and to maintain shareholder accounts. FSS may voluntarily choose to waive any portion of its fee. FSS can modify or terminate this voluntary waiver at any time at its sole discretion.

TRANSFER AND DIVIDEND DISBURSING AGENT FEES AND EXPENSES--FServ, through its subsidiary, Federated Shareholder Services Company ("FSSC") serves as transfer and dividend disbursing agent for the Trust. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

PORTFOLIO ACCOUNTING FEES--FServ maintains the Trust's accounting records for which it receives a fee. The fee is based on the level of the Trust's average daily net assets for the period, plus out-of-pocket expenses.

GENERAL--Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

(5) INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the period ended February 28, 1997, were as follows:

------------------------------------------------------------------------------
PURCHASES                                                                        $824,911,353
------------------------------------------------------------------------------   ------------
SALES                                                                            $600,950,261
------------------------------------------------------------------------------   ------------





REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Trustees and Shareholders of

FEDERATED HIGH YIELD TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Federated High Yield Trust as of February 28, 1997, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights (see page 2 of this prospectus) for the periods presented therein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of February 28, 1997, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Federated High Yield Trust at February 28, 1997, and the results of its operations for the year then ended, changes in its net assets for each of the two years in the period then ended, and financial highlights for the periods presented therein, in conformity with generally accepted accounting principles.

                                                               ERNST & YOUNG LLP

Pittsburgh, Pennsylvania
April 18, 1997



APPENDIX
--------------------------------------------------------------------------------

STANDARD & POOR'S RATINGS GROUP ("S&P") CORPORATE BOND RATING DEFINITIONS

AAA--Debt rated "AAA" has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher-rated issues only in small degree.

A--Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.


BB, B, CCC, CC--Debt rated "BB," "B," "CCC," and "CC" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.


CI--The rating "CI" is reserved for income bonds on which no interest is being paid.

D--Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS

AAA--Bonds which are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA--Bonds which are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A--Bonds which are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.


--------------------------------------------------------------------------------

BAA--Bonds which are rated "Baa" are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.


BA--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.


B--Bonds which are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
CA--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated "C" are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


ADDRESSES
--------------------------------------------------------------------------------

                Federated High Yield Trust                   Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Distributor
                Federated Securities Corp.                   Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Investment Adviser
                Federated Management                         Federated Investors Tower
                                                             Pittsburgh, Pennsylvania 15222-3779
------------------------------------------------------------------------------------------------
Custodian
                State Street Bank and Trust Company          P.O. Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------
Transfer Agent and Dividend Disbursing Agent
                Federated Shareholder
                Services Company                             P.O.Box 8600
                                                             Boston, Massachusetts 02266-8600
------------------------------------------------------------------------------------------------
Independent Auditors
                Ernst & Young LLP                            One Oxford Centre
                                                             Pittsburgh, Pennsylvania 15219
------------------------------------------------------------------------------------------------



--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                                            FEDERATED HIGH
                                            YIELD TRUST
                                            PROSPECTUS

                                            An Open-End, Diversified Management
                                            Investment Company


                                            April 30, 1997




LOGO


       Cusip 314197104
       8040401A (4/97)


                          FEDERATED HIGH YIELD TRUST
                     STATEMENT OF ADDITIONAL INFORMATION
This Statement of Additional Information should be read with the prospectus of Federated High Yield Trust (the "Trust") dated April 30, 1997. This Statement is not a prospectus itself. You may request a copy of a prospectus or a paper copy of this Statement of Additional Information, if you have received it electronically, free of charge by calling 1-800-341-7400.

    FEDERATED INVESTORS TOWER
    PITTSBURGH, PENNSYLVANIA 15222-3779
                        Statement dated April 30, 1997


FEDERATED INVESTORS
Federated Investors Tower
Pittsburgh, PA 15222-3779


Federated Securities Corp. is the distributor of the Fund and is a subsidiary of Federated Investors.
Cusip 314197104
8040401B (4/97)


GENERAL INFORMATION ABOUT THE TRUST            1

INVESTMENT OBJECTIVE AND POLICIES              1

 Corporate Debt Obligations                    1
 Put and Call Options                          1
 U.S. Government Obligations                   1
 Restricted Securities                         2
 When-Issued and Delayed Delivery Transactions 2
 Repurchase Agreements                         2
 Lending of Portfolio Securities               2
 Reverse Repurchase Agreements                 2
 Portfolio Turnover                            3
 Investment Risks                              3
 Investment Limitations                        4
FEDERATED HIGH YIELD TRUST MANAGEMENT          6

 Trust Ownership                               9
 Trustees Compensation                        10
 Trustee Liability                            10
INVESTMENT ADVISORY SERVICES                  10

 Adviser to the Trust                         10
 Advisory Fees                                11
BROKERAGE TRANSACTIONS                        11

OTHER SERVICES                                11

 Trust Administration                         11
 Custodian and Portfolio Accountant           11
 Transfer Agent                               11


 Independent Auditors                         12
PURCHASING SHARES                             12

 Shareholder Services                         12
 Conversion to Federal Funds                  12
DETERMINING NET ASSET VALUE                   12

 Determining Market Value of Securities       12
REDEEMING SHARES                              12

 Redemption in Kind                           13
MASSACHUSETTS PARTNERSHIP LAW                 13

TAX STATUS                                    13

 The Trust's Tax Status                       13
 Shareholders' Tax Status                     13
TOTAL RETURN                                  14

YIELD                                         14

PERFORMANCE COMPARISONS                       14

 Economic and Market Information              15
 Duration                                     15
ABOUT FEDERATED INVESTORS                     16

 Mutual Fund Market                           16
 Institutional Clients                        16
 Bank Marketing                               16
 Broker/Dealers and Bank Broker/Dealer
  Subsidiaries                                16


GENERAL INFORMATION ABOUT THE TRUST

The Trust was established as a Massachusetts business trust under a Declaration of Trust dated April 17, 1984.
INVESTMENT OBJECTIVE AND POLICIES

The Trust's investment objective is to seek high current income by investing primarily in a professionally managed diversified portfolio of fixed income securities.
CORPORATE DEBT OBLIGATIONS
The corporate debt obligations in which the Trust invests may bear fixed, floating, floating and contingent, or increasing rates of interest. They may involve equity features such as conversion or exchange rights, warrants for the acquisition of common stock of the same or a different issuer, participations based on revenues, sales or profits, or the purchase of common stock in a unit transaction.
PUT AND CALL OPTIONS
The Trust may purchase listed put options on portfolio securities or write covered call options to protect against price movements in particular securities in its portfolio and to generate income. A put option gives the Trust, in return for a premium, the right to sell the underlying security to the writer (seller) at a specified price during the term of the option. As writer of a call option, the Trust has the obligation upon exercise of the option during the option period to deliver the underlying security upon payment of the exercise price.
The Trust may only: (1) buy put options which are listed on a recognized options exchange and which are on securities held in its portfolio and (2) sell listed call options either on securities held in its portfolio or on securities which it has the right to obtain without payment of further consideration (or has segregated cash in the amount of any such additional consideration). The Trust will maintain its positions in securities, option rights, and segregated cash subject to puts and calls until the options are exercised, closed, or expired.
An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although the Trust's investment adviser will consider liquidity before entering into option transactions, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time. The Trust reserves the right to hedge the portfolio by buying financial futures and put options on stock index futures and financial futures. However, the Trust will not engage in these transactions until (1) an amendment to its Registration Statement is filed with the U.S. Securities and Exchange Commission (the `SEC'') and becomes effective and (2) ten days after a supplement to the prospectus disclosing this change in policy has been mailed to the shareholders.
U.S. GOVERNMENT OBLIGATIONS
The types of U.S. government obligations in which the Trust may invest include, but are not limited to, direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities may be backed by:
     othe full faith and credit of the U.S. Treasury;
     othe issuer's right to borrow from the U.S. Treasury;
     othe discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
     othe credit of the agency or instrumentality issuing the obligations.


Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:
     oStudent Loan Marketing Association;
     oFederal Home Loan Mortgage Corporation;
     oFederal Home Loan Banks; and
     oFederal National Mortgage Association.
RESTRICTED SECURITIES
The Trust expects that any restricted securities would be acquired either from institutional investors who originally acquired the securities in private placements or directly from the issuers of the securities in private placements. Restricted securities and securities that are not readily marketable may sell at a discount from the price they would bring if freely marketable.
WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
The Trust engages in when-issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with the Trust's investment objective and policies, and not for investment leverage. These transactions are made to secure what is considered to be an advantageous price or yield for the Trust. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Trust sufficient to make payment for the securities to be purchased are segregated on the Trust's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Trust does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.


REPURCHASE AGREEMENTS
The Trust requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Trust, the Trust could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Trust might be delayed pending court action. The Trust believes that under the regular procedures normally in effect for custody of the Trust's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Trust and allow retention or disposition of such securities. The Trust will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Trust's investment adviser to be creditworthy pursuant to guidelines established by the Board of Trustees (the "Trustees").
LENDING OF PORTFOLIO SECURITIES
In order to generate additional income, the Trust may lend its portfolio securities to broker/dealers, banks, or other institutional borrowers of securities. The Trust will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Trust's investment adviser has determined are creditworthy under guidelines established by the Trustees.
The collateral received when the Trust lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Trust. During the time portfolio securities are on loan, the borrower pays the Trust any dividends or interest paid on such securities. Loans are subject to termination at the option of the Trust or the borrower. The Trust may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Trust does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
REVERSE REPURCHASE AGREEMENTS
The Trust may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Trust transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Trust will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Trust to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Trust will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Trust, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated at the trade date. These securities are marked to market daily and are maintained until the transaction is settled. During the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Trust will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.
PORTFOLIO TURNOVER
The Trust may experience greater portfolio turnover than would be expected with a portfolio of higher-rated securities. A high portfolio turnover will result in increased transaction costs to the Trust. The Trust will not attempt to set or meet a portfolio turnover rate since any turnover would be incidental to transactions undertaken in an attempt to achieve the Trust's investment objective. For the fiscal years ended February 28, 1997 and February 29, 1996, the portfolio turnover rates were 81% and 87%, respectively.
INVESTMENT RISKS
   ADVERSE LEGISLATION
     Federal and state legislatures and regulators may propose laws and regulations designed to limit the number or type of institutions that may purchase lower-rated bonds, reduce the tax benefits to the issuers of such bonds, or otherwise adversely impact the liquidity of such bonds. The Trust cannot predict the likelihood that any of these proposals will be adopted, or their potential impact on the liquidity of lower-rated bonds.
   FOREIGN SECURITIES
     Investments in foreign securities involve special risks that differ from those associated with investments in domestic securities. The risks associated with investments in foreign securities relate to political and economic developments abroad, as well as those that result from the differences between the regulation of domestic securities and issuers in contrast to foreign securities and issuers. These risks may include, but are not limited to, expropriation, confiscatory taxation, currency fluctuations, withholding taxes on interest, limitations on the use or transfer of Trust assets, political or social instability and adverse diplomatic developments. Moreover, individual foreign economies may differ favorably or unfavorably from the domestic economy in such respects as growth of gross national product, the rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
     Additional differences exist between investing in foreign and domestic securities. Examples of such differences include:
     oless publicly available information about foreign issuers;
     ocredit risks associated with certain foreign governments;
     othe lack of uniform financial accounting standards applicable to foreign issuers;
     oless readily available market quotations on foreign issues;
     othe likelihood that securities of foreign issuers may be less liquid or more volatile;
     ogenerally higher foreign brokerage commissions; and ounreliable mail service between countries.
   U.S. GOVERNMENT POLICIES
     In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Trust. Although the Trust is unaware of any current restrictions, investors are advised that such policies could be reinstituted.
   CURRENCY RISK
     To the extent that debt securities purchased by the Trust are denominated in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the Trust's net asset value, the value of interest earned, gains and losses realized on the sale of securities, and net investment income and capital gains, if any, to be distributed to shareholders by the Trust. If the value of a foreign currency rises against the U.S. dollar, the value of the Trust assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Trust assets denominated in that currency will decrease.
     The exchange rates between the U.S. dollar and foreign currencies are a function of such factors as supply and demand in the currency exchange markets, international balances of payments, governmental intervention, speculation and other economic and political conditions. Although the Trust values its assets daily in U.S. dollars, the Trust may not convert its holdings of foreign currencies to U.S. dollars daily. When the Trust converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers may realize a profit on the difference between the price at which they buy and sell currencies.
     The Trust will engage in foreign currency exchange transactions in connection with its investments in foreign securities. The Trust will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies.
INVESTMENT LIMITATIONS
   CONCENTRATION OF INVESTMENTS
     The Trust will not purchase securities (other than those issued or guaranteed by the U.S. government) if, as a result of such purchase, more than 25% of the value of its assets would be invested in any one industry.


     However, the Trust may invest more than 25% of the value of its total assets in cash or cash items (not including certificates of deposit), securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, or instruments secured by these instruments, such as repurchase agreements.
   INVESTING IN COMMODITIES
     The Trust will not purchase or sell commodities. The Trust reserves the right to purchase financial futures and put options on financial futures, not including stock index futures.
   INVESTING IN REAL ESTATE
     The Trust will not purchase or sell real estate, although it will invest in the securities of companies whose business involves the purchase or sale of real estate or in securities which are secured by real estate or interests in real estate.
   BUYING ON MARGIN
     The Trust will not purchase any securities on margin but may obtain such short-term credits as may be necessary for clearance of transactions and may make margin payments in connection with buying financial futures and put options on financial futures, not including stock index futures.
   SELLING SHORT
     The Trust will not sell securities short unless:
     oduring the time the short position is open it owns an equal amount of the securities sold or securities readily and freely convertible into or exchangeable, without payment of additional consideration, for securities of the same issue as, and equal in amount to, the securities sold short; and


     onot more than 10% of the Trust's net assets (taken at current value)
      is held as collateral for such sales at any one time.
   BORROWING MONEY
     The Trust will not issue senior securities, except as permitted by the Trust's investment objective and policies, and except that the Trust will borrow money and engage in reverse repurchase agreements only in amounts up to one-third of the value of the Trust's net assets including the amounts borrowed. The Trust will not borrow money directly or through reverse repurchase agreements except as a temporary, extraordinary, or emergency measure or to facilitate management of the portfolio by enabling the Trust to meet redemption requests when the liquidation of portfolio instruments would be deemed to be inconvenient or disadvantageous. The Trust will not purchase any securities while any such borrowings (including reverse repurchase agreements) are outstanding.
   LENDING CASH OR SECURITIES
     The Trust will not lend any of its assets except portfolio securities. This shall not prevent the purchase or holding of corporate or government bonds, debentures, notes, certificates of indebtedness, or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Trust's investment objective and policies or Declaration of Trust.


   UNDERWRITING
     The Trust will not underwrite any issue of securities, except as it may be deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of securities in accordance with its investment objective, policies, and limitations.
   INVESTING IN MINERALS
     The Trust will not purchase interests in oil, gas, or other mineral exploration or development programs, although it may purchase the securities of issuers which invest in or sponsor such programs.
The above limitations cannot be changed without shareholder approval. The following limitations, however, may be changed by the Trustees without shareholder approval. Shareholders will be notified before any material change in these limitations becomes effective.
   INVESTING IN SECURITIES NOT READILY MARKETABLE
     The Trust will not invest more than 5% of the value of its total assets in equity securities of any issuer that are not readily marketable.
   WRITING COVERED CALL OPTIONS
     The Trust will not write call options on securities unless the securities are held in the Trust's portfolio or unless the Trust is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment.
   DIVERSIFICATION OF INVESTMENTS
     The Trust will not purchase the securities of any issuer (other than the U.S. government, its agencies, or instrumentalities or instruments secured by securities of such issuers, such as repurchase agreements) if as a result more than 5% of the value of its total assets would be invested in the securities of such issuer. For these purposes, the Trust takes all common stock and all preferred stock of an issuer each as a single class, regardless of priorities, series, designations, or other differences.


   ACQUIRING SECURITIES
     The Trust will not purchase securities of a company for the purpose of exercising control or management.
     However, the Trust may invest in up to 10% of the voting securities of any one issuer and may exercise its voting powers consistent with the best interests of the Trust. In addition, the Trust, other companies advised by the Trust's investment adviser, and other affiliated companies may together buy and hold substantial amounts of voting stock of a company and may vote together in regard to such company's affairs. In some cases, the Trust and its affiliates might collectively be considered to be in control of such company. In some such cases, Trustees and other persons associated with the Trust and its affiliates might possibly become directors of companies in which the Trust holds stock.
   EQUITY SECURITIES
     The Trust may invest up to 10% of total assets in equity securities including common stocks, warrants or rights.
   INVESTING IN FOREIGN SECURITIES
     The Trust will not invest more than 10% of the value of its total assets in foreign securities which are not publicly traded in the United States.
Except with respect to borrowing money, if a percentage limitation is adhered to at the time of investment, a later increase or decrease in percentage resulting from any change in value or net assets will not result in a violation of such restriction.
The Trust did not borrow money, invest in reverse repurchase agreements, sell securities short, or invest in foreign securities during the last fiscal year and has no present intent to do so in the coming fiscal year.


For purposes of its policies and limitations, the Trust considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings associations having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment, to be "cash items".


FEDERATED HIGH YIELD TRUST MANAGEMENT

Officers and Trustees are listed with their addresses, birthdates, present positions with Federated High Yield Trust, and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924
Chairman and Trustee
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director or Trustee of the Funds.


Thomas G. Bigley
15 Old Timber Trail
Pittsburgh, PA
Birthdate:  February 3, 1934
Trustee


Chairman of the Board, Children's Hospital of Pittsburgh; formerly, Senior Partner, Ernst & Young LLP; Director, MED 3000 Group, Inc.; Director, Member of Executive Committee, University of Pittsburgh; Director or Trustee of the Funds.


John T. Conroy, Jr.
Wood/IPC Commercial Department
John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Trustee
President, Investment Properties Corporation; Senior Vice-President, John
R. Wood and Associates, Inc., Realtors; Partner or Trustee in private real estate ventures in Southwest Florida; formerly, President, Naples Property Management, Inc. and Northgate Village Development Corporation; Director or Trustee of the Funds.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Trustee
Director and Member of the Executive Committee, Michael Baker, Inc.; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp.; Director, Ryan Homes, Inc.; Director or Trustee of the Funds.


James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Trustee
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director or Trustee of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Trustee
Professor of Medicine, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and Montefiore Hospitals; Director or Trustee of the Funds.


Edward L. Flaherty, Jr.@
Miller, Ament, Henny & Kochuba
205 Ross Street
Pittsburgh, PA
Birthdate:  June 18, 1924
Trustee


Attorney of Counsel, Miller, Ament, Henny & Kochuba; Director, Eat'N Park Restaurants, Inc.; formerly, Counsel, Horizon Financial, F.A., Western Region; Director or Trustee of the Funds.


Peter E. Madden
One Royal Palm Way
100 Royal Palm Way
Palm Beach, FL
Birthdate:  March 16, 1942
Trustee
Consultant; Former State Representative, Commonwealth of Massachusetts; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation; Director or Trustee of the Funds.


Gregor F. Meyer
Boca Grande Club
Boca Grande, FL
Birthdate:  October 6, 1926
Trustee
Attorney, Retired Member of Miller, Ament, Henny & Kochuba; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director or Trustee of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932


Trustee
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director or Trustee of the Funds.




Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925
Trustee
Professor, International Politics; Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., National Defense University, U.S. Space Foundation and Czech Management Center; President Emeritus, University of Pittsburgh; Founding Chairman, National Advisory Council for Environmental Policy and Technology, Federal Emergency Management Advisory Board and Czech Management Center; Director or Trustee of the Funds.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Trustee
Public relations/Marketing/Conference Planning, Manchester Craftsmen's Guild; Restaurant Consultant, Frick Art & History Center; Conference


Coordinator, University of Pittsburgh Art History Department; Director or Trustee of the Funds.


Glen R. Johnson
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 2, 1929
President
Trustee, Federated Investors; President and/or Trustee of some of the Funds; staff member, Federated Securities Corp.


J. Christopher Donahue
Federated Investors Tower
Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Shareholder Services Company and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director or Trustee of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman and Trustee of the Company.


Edward C. Gonzales
Federated Investors Tower


Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.; Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President, Secretary and Treasurer
Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds; Treasurer of some of the Funds.


Richard B. Fisher
Federated Investors Tower


Pittsburgh, PA
Birthdate:  May 17, 1923
Vice President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


* This Trustee is deemed to be an ``interested person'' as defined in the Investment Company Act of 1940.
@ Member of the Executive Committee. The Executive Committee of the Board of Trustees handles the responsibilities of the Board between meetings of the Board.
As used in the table above, "The Funds" and "Funds" mean the following investment companies: 111 Corcoran Funds; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; Federated Adjustable Rate U.S. Government Fund, Inc.; Federated American Leaders Fund, Inc.; Federated ARMs Fund; Federated Equity Funds; Federated Equity Income Fund, Inc.; Federated Fund for U.S. Government Securities, Inc.; Federated GNMA Trust; Federated Government Income Securities, Inc.; Federated Government Trust; Federated High Income Bond Fund, Inc.; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Insurance Series; Federated Investment Portfolios; Federated Investment Trust; Federated Master Trust; Federated Municipal Opportunities Fund, Inc.; Federated Municipal Securities Fund, Inc.; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated


Stock and Bond Fund, Inc.; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities Fund: 1-3 Years; Federated U.S. Government Securities Fund: 2-5 Years; Federated U.S. Government Securities
Fund: 5-10 Years; Federated Utility Fund, Inc.; First Priority Funds; Fixed Income Securities, Inc.; High Yield Cash Trust; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Term Trust, Inc. - 1999; Liberty U.S. Government Money Market Trust; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal Securities Income Trust; Newpoint Funds; Peachtree Funds; RIMCO Monument Funds; Targeted Duration Trust; Tax-Free Instruments Trust; The Planters Funds; The Starburst Funds; The Starburst Funds II; The Virtus Funds; Trust for Financial Institutions; Trust for Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; Wesmark Funds; and World Investment Series, Inc. TRUST OWNERSHIP
Officers and Trustees own less than 1% of the Trust's outstanding shares. As of April 2, 1997, the following shareholders of record owned 5% or more of the outstanding shares of the Trust: Charles Schwab & Co., Inc., San Francisco, California (as record owner holding shares for its clients), owned approximately 42,193,372 shares (48.17%); and National Financial Services, New York, New York, for the exclusive benefit of its customers, owned approximately 8,310,124 shares (9.49%).


TRUSTEES COMPENSATION


                    AGGREGATE
NAME,               COMPENSATION
POSITION WITH       FROM THE         TOTAL COMPENSATION PAID TO THE
TRUSTEES
THE TRUST           TRUST*           FROM THE TRUST AND FUND COMPLEX +


John F. Donahue,    $ 0              $0 for the Trust and 56 investment
companies
Chairman and Trustee
Thomas G. Bigley,   $1,634           $108,725 for the Trust and 56
investment companies
Trustee
John T. Conroy, Jr.,                 $1,797  $119,615 for the Trust and 56
investment companies
Trustee
William J. Copeland,                 $1,797  $119,615 for the Trust and 56
investment companies
Trustee
James E. Dowd,      $1,797           $119,615 for the Trust and 56
investment companies
Trustee
Lawrence D. Ellis, M.D.,             $1,634  $108,725 for the Trust and 56
investment companies
Trustee
Edward L. Flaherty, Jr.,             $1,797  $119,615 for the Trust and 56
investment companies
Trustee


Peter E. Madden,    $1,634           $108,725 for the Trust and 56
investment companies
Trustee
Gregor F. Meyer,    $1,634           $108,725 for the Trust and 56
investment companies
Trustee
John E. Murray, Jr.,                 $1,634  $108,725 for the Trust and 56
investment companies
Trustee
Wesley W. Posvar,   $1,634           $108,725 for the Trust and 56
investment companies
Trustee
Marjorie P. Smuts,  $1,634           $108,725 for the Trust and 56
investment companies
Trustee


*Information is furnished for the fiscal year ended February 28, 1997.
+The information is provided for the last calendar year.
TRUSTEE LIABILITY
The Trust's Declaration of Trust provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law. However, they are not protected against any liability to which they would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office.


INVESTMENT ADVISORY SERVICES

ADVISER TO THE TRUST
The Trust's investment adviser is Federated Management. It is a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.
The Trust's investment adviser shall not be liable to the Trust or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security, or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Trust.
ADVISORY FEES
For its advisory services, Federated Management receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995, the Trust's investment adviser earned $5,738,180, $4,223,631, and $2,922,038, respectively, which were reduced by $1,773,042, $1,340,094, and
$867,430, respectively, because of undertakings to limit the Trust's expenses.
BROKERAGE TRANSACTIONS

When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to guidelines established by the Trustees. The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Trust or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Trust and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995, the Trust paid no brokerage commissions.
Although investment decisions for the Trust are made independently from those of the other accounts managed by the adviser, investments of the type the Trust may make may also be made by those other accounts. When the Trust and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Trust or the size of the position obtained or disposed of by the Trust. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Trust. OTHER SERVICES

TRUST ADMINISTRATION
Federated Services Company, a subsidiary of Federated Investors, provides administrative personnel and services to the Trust for a fee as described in the prospectus. From March 1, 1994, to March 1, 1996, Federated Administrative Services served as the Trust's Administrator. Prior to March 1, 1994, Federated Administrative Services, Inc. served as the Trust's Administrator. Both former Administrators are subsidiaries of Federated Investors. For purposes of this Statement of Additional Information, Federated Services Company, Federated Administrative Services, and Federated Administrative Services, Inc. may hereinafter collectively be referred to as the "Administrators." For the fiscal years ended February 28, 1997, February 29, 1996, and February 28, 1995, the Administrators earned $578,155, $426,149, and $295,457, respectively.
CUSTODIAN AND PORTFOLIO ACCOUNTANT
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Trust. Federated Services Company, Pittsburgh, PA, provides certain accounting and recordkeeping services with respect to the Trust's portfolio investments. The fee paid for this service is based upon the level of the Trust's average net assets for the period plus out-of-pocket expenses.
TRANSFER AGENT
Federated Services Company, through its registered transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.


INDEPENDENT AUDITORS
The independent auditors for the Trust are Ernst & Young LLP, Pittsburgh, Pennsylvania.
PURCHASING SHARES

Shares are sold at their net asset value without a sales charge on days the New York Stock Exchange is open for business. The procedure for purchasing shares of the Trust is explained in the prospectus under "Investing in the Trust."
SHAREHOLDER SERVICES
This arrangement permits the payment of fees to Federated Shareholder Services and financial institutions to cause services to be provided which are necessary for the maintenance of shareholder accounts and to encourage personal services to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to: providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and to maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Shareholder Services Agreement, the Trustees expect that the Trust will benefit by: (1) providing personal services to shareholders;
(2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.


For the fiscal year ending February 28, 1997, the Trust paid shareholder services fees in the amount of $1,912,727, of which $382,545 was paid to financial institutions.
CONVERSION TO FEDERAL FUNDS
It is the Trust's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from investors must be in federal funds or be converted into federal funds. Federated Shareholder Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.
DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Trust are described in the prospectus. DETERMINING MARKET VALUE OF SECURITIES
Market values of the Trust's portfolio securities other than options are determined as follows:
     oaccording to the last sale price in the market in which they are primarily traded (either a national securities exchange or the over-the-counter market), if available, and if not available, on the basis of prices provided by an independent pricing service;
     ofor most short-term obligations, at the mean between bid and asked prices, as provided by an independent pricing service; or ofor short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost, or at fair value as determined in good faith by the Trustees.
Options are valued at the market values established by the exchanges at the close of option trading unless the Trustees determine in good faith that another method of valuing option positions is necessary.


REDEEMING SHARES

The Trust redeems shares at the next computed net asset value after the Trust receives the redemption request. Redemption procedures are explained in the prospectus under "Redeeming Shares'. Although Federated Shareholder Services Company does not charge a fee for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
REDEMPTION IN KIND
The Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of the Trust's net asset value, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount will also be in cash unless the Trustees determine that further payments should be in kind. In such cases, the Trust will pay all or a portion of the remainder of the redemption in portfolio instruments valued in the same way as the Trust determines net asset value. The portfolio instruments will be selected in a manner that the Trustees deem fair and equitable. Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders who sell these securities could receive less than the redemption value and could incur certain transaction costs.
MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign on behalf of the Trust.


In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them from its assets. TAX STATUS

THE TRUST'S TAX STATUS
The Trust will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Trust must, among other requirements:
     oderive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
     oderive less than 30% of its gross income from the sale of securities held less than three months;
     oinvest in securities within certain statutory limits; and odistribute to its shareholders at least 90% of its net income earned during the year.
SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional shares. Only a nominal portion of any income dividend paid by the Trust is expected to be eligible for the dividends received deduction available to corporations. These dividends and any short-term capital gains are taxable as ordinary income.


   CAPITAL GAINS
     Fixed income securities offering the high current income sought by the Trust are often purchased at a discount from par value. Because the total yield on such securities when held to maturity and retired may include an element of capital gain, the Trust may achieve capital gains. However, the Trust will not hold securities to maturity for the purpose of realizing capital gains unless current yields on those securities remain attractive.
     Capital gains or losses may also be realized on the sale of securities. Sales would generally be made because of:
     othe availability of higher relative yields;
     odifferentials in market values;
     onew investment opportunities;
     ochanges in creditworthiness of an issuer; or oan attempt to preserve gains or limit losses.
     Distributions of long-term capital gains are taxed as such, whether they are taken in cash or reinvested, and regardless of the length of time the shareholder has owned the shares.
TOTAL RETURN

The Trust's average annual total returns for the one-year, five-year and ten-year periods ended February 28, 1997, were 13.74%, 11.30% and 10.38%, respectively.
The average annual total return for the Trust is the average annual compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of shares owned at the end of the period by the net asset value per share at the end of the period. The number of shares owned at the end of the period is based on the number of shares purchased at the beginning of the period with $1,000, adjusted over the period by any additional shares, assuming the monthly reinvestment of all dividends and distributions.
YIELD

The Trust's yield for the thirty-day period ended February 28, 1997 was 8.60%.
The yield for the Trust is determined by dividing the net investment income per share (as defined by the SEC) earned by the Trust over a thirty-day period by the maximum offering price per share of the Trust on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a twelve-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by the Trust because of certain adjustments required by the SEC and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in the Trust, performance will be reduced for those shareholders paying those fees.
PERFORMANCE COMPARISONS

The Trust's performance depends upon such variables as:
     oportfolio quality;
     oaverage portfolio maturity;
     otype of instruments in which the portfolio is invested;
     ochanges in interest rates and market value of portfolio securities; ochanges in Trust expenses; and


     ovarious other factors.
The Trust's performance fluctuates on a daily basis largely because net earnings and maximum offering price per share fluctuate daily. Both net earnings and offering price per share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Trust's performance. When comparing performance, investors should consider all relevant factors, such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Trust uses in advertising may include:
     oLEHMAN BROTHERS GOVERNMENT/CORPORATE (TOTAL) INDEX is comprised of approximately 5,000 issues, which include: non-convertible bonds publicly issued by the U.S. government or its agencies; corporate bonds guaranteed by the U.S. government and quasi-federal corporations; and publicly issued, fixed rate, non-convertible domestic bonds of companies in industry, public utilities, and finance. The average maturity of these bonds approximates nine years. Tracked by Lehman Brothers, Inc., the index calculates total returns for one-month, three-month, twelve-month, and ten-year periods and year-to-date.
     oLEHMAN BROTHERS GOVERNMENT/CORPORATE (LONG-TERM) INDEX is composed of the same types of issues as defined above. However, the average maturity of the bonds included on this index approximates 22 years.
     oLEHMAN BROTHERS HIGH YIELD INDEX and its subcategory indices cover the universe of fixed rate, publicly issued, noninvestment grade debt registered with the SEC. All bonds included in the High Yield


      Index must be dollar-denominated and nonconvertible and have at least one year remaining to maturity and an outstanding par value of at least $100 million. Generally securities must be rated Ba1 or lower by Moody's Investors Service, Inc. (``Moody's''), including defaulted issues. If no Moody's rating is available, bonds must be rated BB+ or lower by Standard & Poor's Ratings Group (``S&P''); and if no S&P rating is available, bonds must be rated below investment grade by Fitch Investor's Service. A small number of unrated bonds is included in the index; to be eligible they must have previously held a high yield rating or have been associated with a high yield issuer, and must trade accordingly.
     oMERRILL LYNCH 7-10 YEAR TREASURY INDEX is an unmanaged index tracking U.S. government securities with maturities between 7 and
      9.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.
     oMERRILL LYNCH 10-15 YEAR TREASURY INDEX is an unmanaged index tracking U.S. government securities with maturities between 10 and
      14.99 years. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.
     oMERRILL LYNCH HIGH YIELD MASTER INDEX is an unmanaged index comprised of publicly placed, non-convertible, coupon-bearing domestic debt. Issues in the index are less than investment grade as rated by Standard & Poor's Ratings Group or Moody's Investors Service, Inc., and must not be in default. Issues have a term to maturity of at least one year. The index is produced by Merrill Lynch, Pierce, Fenner & Smith, Inc.
     oLIPPER ANALYTICAL SERVICES, INC., ranks funds in various fund categories by making comparative calculations using total return.


      Total return assumes the reinvestment of all capital gains distributions and income dividends and takes into account any change in net asset value over a specific period of time. From time to time, the Trust will quote its Lipper ranking in the ``high current yield funds'' category in advertising and sales literature.
     oSALOMON BROTHERS AAA-AA CORPORATES calculates total returns of approximately 775 issues which include long-term, high grade domestic corporate taxable bonds, rated AAA-AA, with maturities of twelve years or more; it also includes companies in industry, public utilities, and finance.
     oMORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for the Trust may quote total returns which are calculated on non-standardized base periods. These total returns also represent the historic change in the value of an investment in the Trust based on monthly reinvestment of dividends over a specified period of time.
Advertising and other promotional literature may include charts, graphs and other illustrations using the Trust's returns, or returns in general, that demonstrate basic investment concepts such as tax-deferred compounding, dollar-cost averaging and systematic investment. In addition, the Trust can compare its performance, or performance for the types of securities in which it invests, to a variety of other investments, such as bank savings accounts, certificates of deposit, and Treasury bills.


ECONOMIC AND MARKET INFORMATION
Advertising and sales literature for the Trust may include discussions of economic, financial and political developments and their effect on the securities market. Such discussions may take the form of commentary on these developments by Trust portfolio managers and their views and analysis on how such developments could affect the Funds. In addition, advertising and sales literature may quote statistics and give general information about the mutual fund industry, including the growth of the industry, from sources such as the Investment Company Institute.
DURATION
Duration is a commonly used measure of the potential volatility in the price of a bond, or other fixed income security, or in a portfolio of fixed income securities, prior to maturity. Volatility is the magnitude of the change in the price of a bond relative to a given change in the market rate of interest. A bond's price volatility depends on three primary variables: the bond's coupon rate; maturity date; and the level of market yields of similar fixed income securities. Generally, bonds with lower coupons or longer maturities will be more volatile than bonds with higher coupon or shorter maturities. Duration combines these variables into a single measure.
Duration is calculated by dividing the sum of the time-weighted values of the cash flows of a bond or bonds, including interest and principal payments, by the sum of the present values of the cash flow.
ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors. These traders handle trillions of dollars in annual trading volume.
J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' global portfolios.
MUTUAL FUND MARKET
Thirty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $3.5 trillion to the more than 6,000 funds available.*
Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.


BANK MARKETING
Other institutional clients include close relationships with more than 1,600 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales. BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated funds are available to consumers through major brokerage firms nationwide--we have over 2,200 broker/dealer and bank broker/dealer relationships across the country--supported by more wholesalers than any other mutual fund distributor. Federated's service to financial professionals and institutions has earned it high ratings in several surveys performed by DALBAR, Inc. DALBAR is recognized as the industry benchmark for service quality measurement. The marketing effort to these firms is headed by James F. Getz, President, Federated Securities Corp.

*Source: Investment Company Institute







FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------
                ANNUAL REPORT FOR FISCAL YEAR ENDED FEBRUARY 28, 1997


      MANAGEMENT DISCUSSION AND ANALYSIS:
      --------------------------------------------------------------------------

      During the 12 months ended February 28, 1997, the macro-economic environment was almost ideal from a high yield bond perspective. The domestic economy continued to grow at a moderate rate, and inflationary pressures remained hard to find. Equity prices reached new highs, and interest rates on 10-year U.S. government securities rose approximately 45 basis points. The high yield market paid little attention to the modest rise in high quality interest rates and instead focused on the good economic environment, falling default rates on high yield securities and rising equity prices. For example, the yield spread between the First Boston High Yield Index* and Treasury securities narrowed 111 basis points during the period, more than offsetting the rise in high quality interest rates. Stated another way, high yield bond prices rose while the price for equal duration high quality securities fell. For the one-year period, the Lehman Brothers High Yield Index* registered a total return of 12.23% versus a total return of 5.35% for the Lehman Brothers Aggregate Index,* a measure of high quality bond performance.

      Federated High Yield Trust generated good performance during the period, registering a total return of 13.74%. The trust outperformed both the Lehman Brothers High Yield Index mentioned above and the Lipper High Current Yield Funds Average, which returned 13.38% over the period. The trust ranked 52nd out of 154 high yield funds according to Lipper Analytical Services, Inc. for the one-year period ended March 31, 1997.** Several factors benefited the trust over the period. First of all, the single B sector of the market outperformed both the double B and the triple C sectors. The trust held a higher percentage of single B securities relative to the Lehman Brothers High Yield Index and a lower percentage of triple C securities relative to the other mutual funds in the Lipper universe. Second, the trust benefited from good security selection, avoiding most deteriorating situations such as Penn Traffic and Marvel Comics. Also, several securities delivered outstanding returns based on company-specific credit improvements. Companies in this group include Affiliated Newspapers, Nextel Communications, Six Flags Theme Parks, Brylane, Ralph's Grocery and our holdings in the United Kingdom cable TV sector, including Bell Cablemedia, Comcast UK and Telewest. The trust also was positively impacted when several portfolio holdings were retired when the issuer was acquired by higher-rated companies. This would include Motor Wheel, Sherritt Gordon, Continental Cablevision, Spreckels Ind., Pace Industries, SCI Television and Trans Ocean Container. Several factors did negatively affect the trust during the period. Mid America Waste defaulted on its debt in early 1996, and the trust's securities traded down substantially during the year. The trust's positions in the wireless cable TV industry underperformed as technology delays slowed the roll out of digital wireless networks. Also, the trust's holdings in Riverwood, RBX Corp. and Uniforet underperformed the overall market as these issuers' operating performance fell short of expectations.

       * These indices are unmanaged.

      ** Past performance is not indicative of future results. Lipper rankings are based on total return and do not take sales charges into account. During the ranking periods, certain trust expenses were waived; otherwise, total return would have been lower. The trust's 5 and 10 year rankings as of 3/31/97 were 35 out of 61 high yield funds and 10 out of 44 high yield funds, respectively.

      As we look out into the rest of 1997 we remain optimistic on the outlook for high yield securities. We believe that economic growth will continue to be moderate, inflation will remain under control and interest rates should remain in a trading range. From a macro-economic standpoint this is a very attractive scenario for high yield securities, as issuer creditworthiness should remain at acceptable levels. The technical environment is also attractive. Demand for high yield securities should continue to be strong. We believe these two factors will result in a narrowing of the yield spread or risk premium between high yield bonds and Treasuries. However, the yield spread between high yield bonds and Treasuries is at its low point for this economic cycle. This has two implications. First, the relative total return advantage of high yield bonds over high quality bonds will probably not approach the roughly 680 basis points advantage experienced in the 12 months ended February 28, 1997. Second, individual companies which do not meet expectations will be dealt with harshly by the market as current spread levels leave little room for disappointment.

      From a portfolio perspective we continue to like the cable TV sector, especially in the United Kingdom. We believe the United Kingdom cable TV operators (who also provide telephone service) will continue to successfully build out their markets and increase penetration. We also believe that industry consolidation is inevitable. In the United States we favor large, well-clustered cable companies that are positioned to withstand increasing competition while offering new products to their subscribers. We also like the telecommunication sector, especially wireless providers and competitive local access providers. We believe that technological advances, deregulation, and secular growth bode well for these types of issuers. Finally, we are overweight in the broadcast sector. We think consolidation, which is being driven by regulatory changes, will result in large, well-managed companies dominating the radio and TV business longer term.

FEDERATED HIGH YIELD TRUST
--------------------------------------------------------------------------------

            GROWTH OF $25,000 INVESTED IN FEDERATED HIGH YIELD TRUST

    The graph below illustrates the hypothetical investment of $25,000 in the Federated High Yield Trust (the "Trust") from February 28, 1987 to February 28, 1997, compared to the Lehman Brothers Single B Rated Index (LBSBI)+ and the Lipper High Current Yield Funds Average (LHCYA).++

GRAPHIC REPRESENTATION `A'' OMITTED.  SEE APPENDIX.


                                                         Lehman Brothers
  Measurement Period                                     Single B Rated      Lipper High Current
(Fiscal Year Covered)                 The Trust               Index          Yield Funds Average
      2/28/87                           25000                 25000                 25000
      2/29/88                           25770                 26355                 25580
      2/28/89                           28584                 28355                 27857
      2/28/90                           26440                 26872                 25818
      2/28/91                           27265                 28834                 26525
      2/29/92                           39303                 38669                 35703
      2/28/93                           44522                 44477                 41197
      2/28/94                           50827                 50753                 48061
      2/28/95                           50664                 51926                 46792
      2/29/96                           59008                 59579                 54363
      2/28/97                           67116                 67819                 61636
               AVERAGE ANNUAL TOTAL RETURN FOR THE PERIOD
                        ENDED FEBRUARY 28, 1997
1 Year........................................................................ 13.74%
5 Year........................................................................ 11.30%
10 Year....................................................................... 10.38%
Start of Performance (8/23/84)................................................ 11.97%




PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE. YOUR INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, SO WHEN SHARES ARE REDEEMED, THEY MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. MUTUAL FUNDS ARE NOT OBLIGATIONS OF OR GUARANTEED BY ANY BANK AND ARE NOT FEDERALLY INSURED.

THIS REPORT MUST BE PRECEDED OR ACCOMPANIED BY THE TRUST'S PROSPECTUS DATED APRIL 30, 1997, AND, TOGETHER WITH FINANCIAL STATEMENTS CONTAINED THEREIN, CONSTITUTES THE TRUST'S ANNUAL REPORT.

 * The Trust's performance assumes the reinvestment of all dividends and distributions. The LBSBI and the LHCYA have been adjusted to reflect reinvestment of dividends on securities in the index and average.

 + The LBSBI is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Trust's performance. The index is unmanaged.

++ The LHCYA represents the average of the total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling in the respective category, and is not adjusted to reflect any sales charges. However, these total returns are reported net of expenses or other fees that the SEC requires to be reflected in a fund's performance.

LOGO
       Cusip 314197104
       8040401ARS (4/97)




                        FEDERATED HIGH YIELD TRUST
                                 APPENDIX

A. The graphic representation here displayed consists of a legend in the upper left quadrant indicating the components of the corresponding line graph. Federated High Yield Trust (the "Trust") is represented by a solid line. Lehman Brothers Single B Rated Index ("LBSBI") is represented by a broken line. The Lipper High Current Yield Funds Average ("LHCYA") is represented by a line consisting of a dash followed by two dots. The line graph is a visual representation of a comparison of change in value of a hypothetical $25,000 purchase in the Trust, LBSBI, and LHCYA. The "y" axis reflects the cost of the investment. The "x" axis reflects annual computation periods from February 28, 1987 through February 28, 1997. The right margin reflects the ending value of the hypothetical investment in the Trust as compared to LBSBI and LHCYA; the ending values are $67,116, $67,819, and $61,636, respectively. There is also a legend in the bottom center which indicates the Average Annual Total Return for the one-year, five-year, and ten-year periods ended February 28, 1997, and beginning with the inception date of the Trust (August 23, 1984); the Average Annual Total Returns are 13.74%, 11.30%, 10.38%, and 11.97%, respectively.